John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Merrill Lynch, Pierce,
	Deutsche Bank Securities	Fenner & Smith
	DNB NOR Markets	Scotia Capital
J.P. Morgan Securities

Co-Managers
	Barclays	SMBC Nikko Securities
	BBVA Securities	SunTrust Robinson Humphrey
	Credit Suisse Securities	TD Securities
	Mitsubishi UFJ Securities	UBS Securities
	Mizuho Securities	U.S. Bancorp
	RBC Capital Markets	Wells Fargo Securities
SG Americas Securities

(2)	Names of Issuers: Enterprise Products Operating LLC

(3)	Title of Securities: EPD 2.85 04/15/21, C#29379VBK8

(4)	Date of First Offering: 04/04/2016

(5)	Amount of Total Offering: 575,000,000

(6)	Unit Price of Offering: $99.898

Comparable Securities
1) Ford Motor Credit Co., C#345397XW8
2) JPMorgan Chase & Co., C#46625HQJ2
3) American International Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 48 years

(9)	Trade Date: 04/04/2016

(10)	Portfolio Assets on Trade Date: $1,293,287,702.43

(11)	Price Paid per Unit: $99.898

1

(12)	Total Price Paid by Portfolio:
1,145,000 bonds @ $99.898 = $1,143,832.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.898 = $19,979,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.088%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
48 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Merrill Lynch, Pierce,
	Deutsche Bank Securities	Fenner & Smith
	DNB NOR Markets	Scotia Capital
J.P. Morgan Securities

Co-Managers
	Barclays	SMBC Nikko Securities
	BBVA Securities	SunTrust Robinson Humphrey
	Credit Suisse Securities	TD Securities
	Mitsubishi UFJ Securities	UBS Securities
	Mizuho Securities	U.S. Bancorp
	RBC Capital Markets	Wells Fargo Securities
SG Americas Securities

(2)	Names of Issuers: Enterprise Products Operating LLC

(3)	Title of Securities: EPD 3.95 02/15/27, C#29379VBL6

(4)	Date of First Offering: 04/04/2016

(5)	Amount of Total Offering: 575,000,000

(6)	Unit Price of Offering: $99.760

Comparable Securities
1) Target Corporation, C#87612EBE5
2) Exelon Corporation, C#30161NAU5
3) Pepsico, C#713448DF2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 48 years

(9)	Trade Date: 04/04/2016

(10)	Portfolio Assets on Trade Date: $1,293,287,702.43

(11)	Price Paid per Unit: $99.760

1

(12)	Total Price Paid by Portfolio:
590,000 bonds @ $99.760 = $588,584.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.760 = $14,964,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
48 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	U.S. Bancorp
	Mizuho Securities	Wells Fargo Securities

Co-Managers
	Bank of New York	Northern Trust Company
	Barclays Capital	PNC Capital Markets
	BNP Paribas	Scotia Capital USA
	CIBC World Markets	SunTrust Robinson Humphrey
	KeyBank NA	TD Securities
Mitsubishi UFJ Securities

(2)	Names of Issuers: Sierra Pacific Power Company

(3)	Title of Securities: BRKHEC 2.6 05/01/26 144A, C#826418BK0

(4)	Date of First Offering: 04/11/2016

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $99.745

Comparable Securities
1) Target Corporation, C#87612EBE5
2) Exelon Corporation, C#30161NAU5
3) Pepsico Inc., C#713448DF2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 110 years

(9)	Trade Date: 04/11/2016

(10)	Portfolio Assets on Trade Date: $1,301,216,586.12

(11)	Price Paid per Unit: $99.745

(12)	Total Price Paid by Portfolio:
895,000 bonds @ $99.745 = $892,717.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.745= $19,949,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.069%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
110 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	CIBC World Markets	U.S. Bancorp
	Goldman, Sachs & Co.	Wells Fargo Securities
RBC Capital Markets

Co-Managers
	ANZ Securities	J. P. Morgan Securities
	BofA Merrill Lynch	Mizuho Securities
	BB&T Capital Markets	SunTrust Robinson Humphrey
	BBVA Securities	Williams Capital Group
BMO Capital Markets

(2)	Names of Issuers: Lowe’s Companies, Inc.

(3)	Title of Securities: LOW 2.5 04/15/26, Cusip #548661DM6

(4)	Date of First Offering: 04/11/2016

(5)	Amount of Total Offering: 1,350,000,000

(6)	Unit Price of Offering: $99.544

Comparable Securities
1) Target Corporation, C#87612EBE5
2) Exelon Corporation, C#30161NAU5
3) Pepsico, C#713448DF2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 04/11/2016

(10)	Portfolio Assets on Trade Date: $1,301,216,586.12

(11)	Price Paid per Unit: $99.544

(12)	Total Price Paid by Portfolio:
1,145,000 bonds @ $99.544 = $1,139,778.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.544 = $19,908,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.088%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	CIBC World Markets	U.S. Bancorp
	Goldman, Sachs & Co.	Wells Fargo Securities
RBC Capital Markets

Co-Managers
	ANZ Securities	J. P. Morgan Securities
	BofA Merrill Lynch	Mizuho Securities
	BB&T Capital Markets	SunTrust Robinson Humphrey
	BBVA Securities	Williams Capital Group
BMO Capital Markets

(2)	Names of Issuers: Lowe’s Companies, Inc.

(3)	Title of Securities: LOW 3.7 04/15/46, C#548661DN4

(4)	Date of First Offering: 04/11/2016

(5)	Amount of Total Offering: 1,350,000,000

(6)	Unit Price of Offering: $99.444

Comparable Securities
1) Target Corporation, C#87612EBF2
2) Exelon Corporation, C#30161NAV3
3) Johnson & Johnson, C#478160BV5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 04/11/2016

(10)	Portfolio Assets on Trade Date: $1,301,216,586.12

(11)	Price Paid per Unit: $99.444

(12)	Total Price Paid by Portfolio:
575,000 bonds @ $99.444 = $571,803.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.444 = $9,944,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse

Co-Managers
	ANZ Securities	RBC Capital Markets
	Banca IMI S.p.A.	RBS Securities
	Banco Bilbao Vizcaya Argentaria	Santander Investment Securities
	BMO Capital Markets	Societe Generale
	BNY Mellon Capital Markets	Standard Chartered Bank
	Capital One Securities	SunTrust Robinson Humphrey
	Citigroup Global Markets	Swedbank AB
	Credit Agricole Securities	TD Securities
	Danske Bank A/S	UniCredit Capital Markets
	Deutsche Bank Securities	U.S. Bancorp
	Fifth Third Securities	Wells Fargo Securities
	ING Financial Markets	Lebenthal & Co.
	Lloyds Securities Inc.	MFR Securities
	Morgan Stanley & Co.	Mischler Financial Group
	nabSecurities	Samuel A. Ramirez & Co.
Natixis Securities Americas

(2)	Names of Issuers: Credit Suisse Group Funding

(3)	Title of Securities: CS 3.45 04/16/21 144A, C#225433AL5

(4)	Date of First Offering: 04/13/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.996

Comparable Securities
1) Ford Motor Credit Co., C#345397XW8
2) JPMorgan Chase & Co., C#46625HQJ2
3) American International Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 160 years

(9)	Trade Date: 04/13/2016

1

(10)	Portfolio Assets on Trade Date: $1,299,613,747.55

(11)	Price Paid per Unit: $99.996

(12)	Total Price Paid by Portfolio:
2,530,000 bonds @ $99.996 = $2,529,898.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
42,000,000 bonds @ $99.996 = $41,998,320.00

(14)	% of Portfolio Assets Applied to Purchase
0.195%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
160 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse

Co-Managers
	ANZ Securities	RBC Capital Markets
	Banca IMI S.p.A.	RBS Securities
	Banco Bilbao Vizcaya Argentaria	Santander Investment Securities
	BMO Capital Markets	Societe Generale
	BNY Mellon Capital Markets	Standard Chartered Bank
	Capital One Securities	SunTrust Robinson Humphrey
	Citigroup Global Markets	Swedbank AB
	Credit Agricole Securities	TD Securities
	Danske Bank A/S	UniCredit Capital Markets
	Deutsche Bank Securities	U.S. Bancorp
	Fifth Third Securities	Wells Fargo Securities
	ING Financial Markets	Lebenthal & Co.
	Lloyds Securities Inc.	MFR Securities
	Morgan Stanley & Co.	Mischler Financial Group
	nabSecurities	Samuel A. Ramirez & Co.
Natixis Securities Americas

(2)	Names of Issuers: Credit Suisse Group Funding

(3)	Title of Securities: CS 4.55 04/17/26 144A, Cusip #225433AQ4

(4)	Date of First Offering: 04/13/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.976

Comparable Securities
1) Target Corporation, C#87612EBE5
2) Exelon Corporation, C#30161NAU5
3) Pepsico Inc., C#713448DF2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 160 years

(9)	Trade Date: 04/13/2016

1

(10)	Portfolio Assets on Trade Date: $1,299,613,747.55

(11)	Price Paid per Unit: $99.976

(12)	Total Price Paid by Portfolio:
2,470,000 bonds @ $99.976 = $2,469,407.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
46,000,000 bonds @ $99.976 = $45,988,960.00

(14)	% of Portfolio Assets Applied to Purchase
0.190%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
160 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	RBC Capital Markets
	Goldman Sachs	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Comerica Securities	PNC Capital Markets

(2)	Names of Issuers: CMS Energy Corporation

(3)	Title of Securities: CMS 3 05/15/26, Cusip #125896BQ2

(4)	Date of First Offering: 05/02/2016

(5)	Amount of Total Offering: 300,000,000

(6)	Unit Price of Offering: $99.622

Comparable Securities
1) Mitsubishi UFJ Financial Group, C#606822AD6
2) Goldman Sachs Group, C#38143U8H7
3) Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 130 years

(9)	Trade Date: 05/02/2016

(10)	Portfolio Assets on Trade Date: $1,302,505,088.05

(11)	Price Paid per Unit: $99.622

(12)	Total Price Paid by Portfolio:
570,000 bonds @ $99.622 = $567,845.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.622= $9,962,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
130 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs
	Citigroup Global Markets	Wells Fargo Securities

Co-Managers
	Academy Securities	Mizuho Securities USA
	Bank of Montreal	Morgan Stanley
	Barclays Capital	RBC Capital Markets
	Deutsche Bank Securities	Standard Chartered Bank
	J.P. Morgan Securities	TD Securities

(2)	Names of Issuers: Thomson Reuters Corporation

(3)	Title of Securities: TRICN 3.35 05/15/26, Cusip #884903BV6

(4)	Date of First Offering: 05/02/16

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.570

Comparable Securities
1) Mitsubishi UFJ Financial Group, C#606822AD6
2) Goldman Sachs Group, C#38143U8H7
3) Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.500%).

(8)	Years of Issuer’s Operations: 16 years

(9)	Trade Date: 05/02/16

(10)	Portfolio Assets on Trade Date: $1,302,505,088.05

(11)	Price Paid per Unit: $99.570

(12)	Total Price Paid by Portfolio:
570,000 bonds @ $99.570 = $567,549.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.570 = $9,957,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
16 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BB&T Capital Markets	Goldman Sachs
	Deutsche Bank Securities	Wells Fargo Securities

Co-Managers
	Drexel Hamilton	Ramirez & Co.
Mischler Financial Group

(2)	Names of Issuers: BB&T Corporation

(3)	Title of Securities: BBT 2.05 05/10/21, C#05531FAV5

(4)	Date of First Offering: 05/05/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.896

Comparable Securities
1) JD.com Inc., C#47215PAB2
2) Goldman Sachs Group, C#38141GVU5
3) American Intl. Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 144 years

(9)	Trade Date: 05/05/2016

(10)	Portfolio Assets on Trade Date: $1,308,133,011.83

(11)	Price Paid per Unit: $99.896

(12)	Total Price Paid by Portfolio:
3,975,000 bonds @ $99.896 = $3,970,866.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
70,000,000 bonds @ $99.896 = $69,927,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.304%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
144 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	BNP Paribas Securities	Morgan Stanley
	Citigroup Global Markets	SMBC Nikko Securities
	Credit Agricole Securities	Societe Generale
	Deutsche Bank Securities	Wells Fargo Securities

Co-Managers
	Barclays Capital	RBS Securities
	BNY Mellon Capital Markets	Samuel A. Ramirez & Co.
	Credit Suisse Securities	Santander Investment Securities
	J.P. Morgan Securities	Scotia Capital USA
	Lloyds Securities	Williams Capital Group
Mitsubishi UFJ Securities

(2)	Names of Issuers: Time Warner Inc.

(3)	Title of Securities: TWX 2.95 07/15/26, C#887317BA2

(4)	Date of First Offering: 05/05/2016

(5)	Amount of Total Offering: 800,000,000

(6)	Unit Price of Offering: $98.702

Comparable Securities
1) Mitsubishi UFJ Financial Group, C#606822AD6
2) Goldman Sachs Group, C#38143U8H7
3) Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 26 years

(9)	Trade Date: 05/05/2016

(10)	Portfolio Assets on Trade Date: $1,308,133,011.83

(11)	Price Paid per Unit: $98.702

1

(12)	Total Price Paid by Portfolio:
1,135,000 bonds @ $98.702 = $1,120,267.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $98.702 = $19,740,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.086%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
26 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas Securities	Merrill Lynch, Pierce, Fenner
	Deutsche Bank Securities	& Smith
	HSBC Securities	SG Americas Securities

Co-Managers
	Credit Suisse Securities	RBC Capital Markets
	DNB Markets	Santander Investment Securities
	Goldman Sachs	Standard Chartered Bank
	Lloyds Securities	U.S. Bancorp Investments
	Loop Capital Markets	Wells Fargo Securities
	Mitsubishi UFJ Securities	Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: Abbvie Inc.

(3)	Title of Securities: ABBV 2.3 05/14/21, C#00287YAU3

(4)	Date of First Offering: 05/09/2016

(5)	Amount of Total Offering: 1,800,000,000

(6)	Unit Price of Offering: $99.826

Comparable Securities
1) JD.com, C#47215PAB2
2) Goldman Sachs Group, C#38141GVU5
3) American Intl. Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 3 years

(9)	Trade Date: 05/09/2016

(10)	Portfolio Assets on Trade Date: $1,306,152,645.47

(11)	Price Paid per Unit: $99.826

1

(12)	Total Price Paid by Portfolio:
1,135,000 bonds @ $ 99.826 = $1,133,025.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.826 = $19,965,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
3 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas Securities	Merrill Lynch, Pierce, Fenner
	Deutsche Bank Securities	& Smith
	HSBC Securities	SG Americas Securities

Co-Managers
	Credit Suisse Securities	RBC Capital Markets
	DNB Markets	Santander Investment Securities
	Goldman Sachs	Standard Chartered Bank
	Lloyds Securities	U.S. Bancorp Investments
	Loop Capital Markets	Wells Fargo Securities
	Mitsubishi UFJ Securities	Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: Abbvie Inc.

(3)	Title of Securities: ABBV 3.2 05/14/26, C#00287YAY5

(4)	Date of First Offering: 05/09/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.618

Comparable Securities
1) Mitsubishi UFJ Financial Group, C#606822AD6
2) Goldman Sachs Group, C#38143U8H7
3) Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 3 years

(9)	Trade Date: 05/09/2016

(10)	Portfolio Assets on Trade Date: $1,306,152,645.47

(11)	Price Paid per Unit: $99.618

1

(12)	Total Price Paid by Portfolio:
850,000 bonds @ $99.618 = $846,753.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.618 = $14,942,700.00

(14)	% of Portfolio Assets Applied to Purchase
0.065%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
3 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas Securities	Merrill Lynch, Pierce, Fenner
	Deutsche Bank Securities	& Smith
	HSBC Securities	SG Americas Securities

Co-Managers
	Credit Suisse Securities	RBC Capital Markets
	DNB Markets	Santander Investment Securities
	Goldman Sachs	Standard Chartered Bank
	Lloyds Securities	U.S. Bancorp Investments
	Loop Capital Markets	Wells Fargo Securities
	Mitsubishi UFJ Securities	Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: AbbVie Inc.

(3)	Title of Securities: ABBV 4.45 05/14/46, C#00287YAW9

(4)	Date of First Offering: 05/09/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.328

Comparable Securities
1) Target, Cusip #87612EBF2
2) Exelon Corporation, C#30161NAV3
3) Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 3 years

(9)	Trade Date: 05/09/2016

(10)	Portfolio Assets on Trade Date: $1,306,152,645.47

(11)	Price Paid per Unit: $99.328

1

(12)	Total Price Paid by Portfolio:
850,000 bonds @ $99.328 = $844,288.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.328 = $14,899,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.065%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
3 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Merrill Lynch, Pierce, Fenner
	BNP Paribas Securities	& Smith
	Citigroup Global Markets	Morgan Stanley
	Goldman Sachs	SG Americas Securities
	HSBC Securities	SMBC Nikko Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	ANZ Securities	RBC Capital Markets
	BBV Securities	Santander Investment Securities
	Deutsche Bank	Standard Bank of South Africa
	ICBC Standard Bank	Standard Chartered Bank
	Loop Capital Markets	US Bancorp Investments
	Mizuho Securities	Williams Capital Group

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 1.561 05/16/19, C#166764BH2

(4)	Date of First Offering: 05/09/2016

(5)	Amount of Total Offering: 1,350,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) Ford Motor Credit Co., C#345397XY4
2) Goldman Sachs Group, C#38141GVT8
3) Johnson & Johnson, C#478160BR4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.110%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 05/09/2016

(10)	Portfolio Assets on Trade Date: $ 1,306,152,645.47

(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
2,270,000 bonds @ $100.000 = $2,270,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
75,000,000 bonds @ $100.000 = $75,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.174%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Merrill Lynch, Pierce, Fenner
	BNP Paribas Securities	& Smith
	Citigroup Global Markets	Morgan Stanley
	Goldman Sachs	SG Americas Securities
	HSBC Securities	SMBC Nikko Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	ANZ Securities	RBC Capital Markets
	BBV Securities	Santander Investment Securities
	Deutsche Bank	Standard Bank of South Africa
	ICBC Standard Bank	Standard Chartered Bank
	Loop Capital Markets	US Bancorp Investments
	Mizuho Securities	Williams Capital Group

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 2.1 05/16/21, C#166764BG4

(4)	Date of First Offering: 05/09/2016

(5)	Amount of Total Offering: 1,350,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) JD.com Inc., C#47215PAB2
2) Goldman Sachs Group, C#38141GVU5
3) American Intl. Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.120%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 05/09/2016

(10)	Portfolio Assets on Trade Date: $1,306,152,645.47

(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
3,405,000 bonds @ $100.000 = $3,405,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $100.000 = $60,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.261%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Merrill Lynch, Pierce, Fenner
	BNP Paribas Securities	& Smith
	Citigroup Global Markets	Morgan Stanley
	Goldman Sachs	SG Americas Securities
	HSBC Securities	SMBC Nikko Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	ANZ Securities	RBC Capital Markets
	BBV Securities	Santander Investment Securities
	Deutsche Bank	Standard Bank of South Africa
	ICBC Standard Bank	Standard Chartered Bank
	Loop Capital Markets	US Bancorp Investments
	Mizuho Securities	Williams Capital Group

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 2.954 05/16/26, C#166764BL3

(4)	Date of First Offering: 05/09/2016

(5)	Amount of Total Offering: 2,250,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) Mitsubishi UFJ Financial Group, C#606822AD6
2) Goldman Sachs Group, C#38143UBH7
3) Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 05/09/2016

(10)	Portfolio Assets on Trade Date: $1,306,152,645.47

(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
2,840,000 bonds @ $100.000 = $2,840,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $100.000 = $50,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.217%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Barclays Capital	Morgan Stanley
	Citicorp Securities	Royal Bank of Canada
	Goldman Sachs	Wells Fargo

Co-Managers
	Bank of Tokyo Mitsubishi Trust	HSBC Securities
	BNP Paribas	Mizuho Securities
	Credit Agricole Securities	Santander Consumer Finance
	Credit Suisse	Sumitomo Mitsui Banking Corp.
Deutsche Bank Securities

(2)	Names of Issuers: Kraft Heinz Food Company

(3)	Title of Securities: KHC 3 06/01/26 144A, C#50077LAC0

(4)	Date of First Offering: 05/10/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.562

Comparable Securities
1) Mitsubishi UFJ Financial Group, C#606822AD6
2) Goldman Sachs Group, C#38143U8H7
3) Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: Over 3 years (Heinz 147 years, Kraft Foods 4 years)

(9)	Trade Date: 05/10/2016

(10)	Portfolio Assets on Trade Date: $1,305,740,913.98

(11)	Price Paid per Unit: $99.562

(12)	Total Price Paid by Portfolio:
2,375,000 bonds @ $99.562 = $2,364,597.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.562 = $39,824,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.181%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
Over 3 years (Heinz 147 years, Kraft Foods 4 years)

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs
	Barclays Capital	J.P. Morgan
	Citicorp Securities	Morgan Stanley
	Credit Suisse	Wells Fargo

Co-Managers
	Banco Santander	HSBC Securities
	Bank of Tokyo Mitsubishi	Mizuho Securities
	BNP Paribas	RBC Capital Markets
	Credit Agricole Securities	Sumitomo Mitsui Banking
Deutsche Bank Securities

(2)	Names of Issuers: Kraft Heinz Food Company

(3)	Title of Securities: KHC 4.375 06/01/46 144A, C#50077LAA4

(4)	Date of First Offering: 05/10/2016

(5)	Amount of Total Offering: 3,000,000,000

(6)	Unit Price of Offering: $99.684

Comparable Securities
1) Target Corporation, C#87612EFB2
2) Exelon Corporation, C#30161NAV3
3) Johnson & Johnson, C#478160BV5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: Over 3 years (Heinz 147 years, Kraft Foods 4 years)

(9)	Trade Date: 05/10/2016

(10)	Portfolio Assets on Trade Date: $1,305,740,913.98

(11)	Price Paid per Unit: $99.684

(12)	Total Price Paid by Portfolio:
1,480,000 bonds @ $99.684 = $1,475,323.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.684 = $24,921,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
Over 3 years (Heinz 147 years, Kraft Foods 4 years)

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	Wells Fargo Securities
RBC Capital Markets

Co-Managers
	Capital One Securities	Credit Suisse
	Citigroup	The Williams Capital Group

(2)	Names of Issuers: Capital One Multi-Asset Execution Trust

(3)	Title of Securities: COMET 2016-A1 A1, Cusip #14041NFC0

(4)	Date of First Offering: 5/11/16

(5)	Amount of Total Offering: 1,300,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) DCENT 2016-A2 A2, C#254683BT1
2) DCENT 2016-A1 A1, C#254683BS3
3) DCENT 2015-A3 A, C#254683BQ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.225%).

(8)	Years of Issuer’s Operations: 21 years

(9)	Trade Date: 5/11/16

(10)	Portfolio Assets on Trade Date: $1,306,511,243.86

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
5,407,000 bonds @ $100.000 = $5,407,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
100,000,000 bonds @ $100.000 = $100,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.414%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	Wells Fargo Securities
RBC Capital Markets

Co-Managers
	Capital One Securities	Credit Suisse
	Citigroup	The Williams Capital Group

(2)	Names of Issuers: Capital One Multi-Asset Execution Trust

(3)	Title of Securities: COMET 2016-A2 A2, C#14041NFD8

(4)	Date of First Offering: 05/11/16

(5)	Amount of Total Offering: 625,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) DECENT 2016-A2 A2, C#254683BT1
2) DECENT 2016-A1 A1, C#254683BS3
3) DECENT 2015-A3 A, C#254683BQ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.275%).

(8)	Years of Issuer’s Operations: 21 years

(9)	Trade Date: 05/11/16

(10)	Portfolio Assets on Trade Date: $1,306,511,243.86

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,860,000 bonds @ $100.000 = $2,860,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $100.000 = $50,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.219%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ Securities
	Credit Suisse	Wells Fargo Securities

Co-Managers
	BNY Mellon Capital Markets	UBS Securities
	CIBC World Markets	U.S. Bancorp Investments

(2)	Names of Issuers: PPL Capital Funding

(3)	Title of Securities: PPL 3.1 05/15/26, Cusip #69352PAL7

(4)	Date of First Offering: 05/12/2016

(5)	Amount of Total Offering: 650,000,000

(6)	Unit Price of Offering: $99.872

Comparable Securities
1) Mitsubishi UFJ Financial Group, C#606822AD6
2) Goldman Sachs Group, C#38143U8H7
3) Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 05/12/2016

(10)	Portfolio Assets on Trade Date: $1,304,279,424.27

(11)	Price Paid per Unit: $99.872

(12)	Total Price Paid by Portfolio:
1,985,000 bonds @ $99.872 = $1,982,459.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.872 = $34,955,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.152%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mizuho Securities
	BNY Mellon Capital Markets	Wells Fargo Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	Guggenheim Securities	KeyBanc Capital Markets
	J.P. Morgan Securities	Loop Capital Markets
	Mitsubishi UFJ Securities	PNC Capital Markets
	SunTrust Robinson Humphrey	Santander Investment Securities
	U.S. Bancorp Investments	SMBC Nikko Securities
Fifth Third Securities

(2)	Names of Issuers: CVS Health Corporation

(3)	Title of Securities: CVS 2.125 06/01/21, Cusip #126650CT5

(4)	Date of First Offering: 05/16/2016

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.721

Comparable Securities
1) JD.com. C#47215PAB2
2) Goldman Sachs Group, C#38141GVU5
3) American International Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 05/16/2016

(10)	Portfolio Assets on Trade Date: $1,303,057,108.27

(11)	Price Paid per Unit: $99.721

(12)	Total Price Paid by Portfolio:
1,700,000 bonds @ $99.721 = $1,695,257.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.721 = $29,916,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.130%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mizuho Securities
	BNY Mellon Capital Markets	Wells Fargo Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	Guggenheim Securities	KeyBanc Capital Markets
	J.P. Morgan Securities	Loop Capital Markets
	Mitsubishi UFJ Securities	PNC Capital Markets
	SunTrust Robinson Humphrey	Santander Investment Securities
	U.S. Bancorp Investments	SMBC Nikko Securities
Fifth Third Securities

(2)	Names of Issuers: CVS Health Corporation

(3)	Title of Securities: CVS 2.875 06/01/26, C#126650CU2

(4)	Date of First Offering: 05/16/2016

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.139

Comparable Securities
1) Mitsubishi UFJ Financial Group, C#606822AD6
2) Goldman Sachs Group, C#38143U8H7
3) Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 05/16/2016

(10)	Portfolio Assets on Trade Date: $1,303,057,108.27

(11)	Price Paid per Unit: $99.139

(12)	Total Price Paid by Portfolio:
1,135,000 bonds @ $99.139 = $1,125,227.65

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.139 = $19,827,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.086%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC Securities

Co-Managers
	ABN AMRO Securities	Natixis Securities
	CIBC World Markets	Rabo Securities
	Citigroup Global Markets	RBC Capital Markets
	Credit Suisse Securities	RBS Securities
	Deutsche Bank	Santander Investment Securities
	Erst Group Bank	Scotia Capital
	Merrill Lynch, Pierce,	Skandinaviska Enskilda Banken
	Fenner & Smith	TD Securities
	Mitsubishi UFJ Securities	UBS Securities
	nabSecurities	Wells Fargo Securities

(2)	Names of Issuers: HSBC Holdings plc

(3)	Title of Securities: HSBC 3.9 05/25/26, C#404280BB4

(4)	Date of First Offering: 05/18/2016

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $99.647

Comparable Securities
1) Mitsubishi UFJ Financial Group, C#606822AD6
2) Goldman Sachs Group, C#38143U8H7
3) Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 151 years

(9)	Trade Date: 05/18/2016

(10)	Portfolio Assets on Trade Date: $1,288,195,076.76

(11)	Price Paid per Unit: $99.647

1

(12)	Total Price Paid by Portfolio:
2,535,000 bonds @ $99.647 = $2,526,051.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.647 = $44,841,150.00

(14)	% of Portfolio Assets Applied to Purchase
0.196%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
151 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Mizuho Securities
	Citigroup	Morgan Stanley
	J.P. Morgan Securities	SunTrust Robinson Humphrey
	Merrill Lynch, Pierce,	UBS Securities
	Fenner & Smith	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
	Apto Partners	MFR Securities
	BB&T Capital Markets	Mischler Financial Group
	BBVA Securities	PNC Capital Markets
	Blaylock Beal Van	Regions Securities
	BNP Paribas Securities	Samuel A. Ramirez & Co.
	CastleOak Securities	Santander Investment Securities
	CIBC World Markets	Scotia Capital USA
	C. L. King & Associates	Siebert Brandford Shank & Co.
	Commerz Markets	TD Securities USA
	Drexel Hamilton	US Bancorp Investments
	Fifth Third Securities	Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: The Southern Company

(3)	Title of Securities: SO 1.85 07/01/19, C#842587CQ8

(4)	Date of First Offering: 05/19/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.981

Comparable Securities
1) Ford Motor Credit Co., C#345397XY4
2) Goldman Sachs Group, C#38141GVT8
3) Johnson & Johnson, C#478160BR4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 71 years

1

(9)	Trade Date: 05/19/2016

(10)	Portfolio Assets on Trade Date: $1,290,006,733.22

(11)	Price Paid per Unit: $99.981

(12)	Total Price Paid by Portfolio:
1,410,000 bonds @ $99.981= $1,409,732.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.981= $24,995,250.00

(14)	% of Portfolio Assets Applied to Purchase
0.109%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Mizuho Securities
	Citigroup	Morgan Stanley
	J.P. Morgan Securities	SunTrust Robinson Humphrey
	Merrill Lynch, Pierce,	UBS Securities
	Fenner & Smith	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
	Apto Partners	MFR Securities
	BB&T Capital Markets	Mischler Financial Group
	BBVA Securities	PNC Capital Markets
	Blaylock Beal Van	Regions Securities
	BNP Paribas Securities	Samuel A. Ramirez & Co.
	CastleOak Securities	Santander Investment Securities
	CIBC World Markets	Scotia Capital USA
	C. L. King & Associates	Siebert Brandford Shank & Co.
	Commerz Markets	TD Securities USA
	Drexel Hamilton	US Bancorp Investments
	Fifth Third Securities	Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: The Southern Company

(3)	Title of Securities: SO 2.35 07/01/21, C#842587CS4

(4)	Date of First Offering: 05/19/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.864

Comparable Securities
1) JD.com, C#47215PAB2
2) Goldman Sachs Group, C#38141GVU5
3) American International Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 71 years

1

(9)	Trade Date: 05/19/2016

(10)	Portfolio Assets on Trade Date: $1,290,006,733.22

(11)	Price Paid per Unit: $99.864

(12)	Total Price Paid by Portfolio:
1,695,000 bonds @ $99.864 = $1,692,694.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.864 = $29,959,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.131%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Mizuho Securities
	Citigroup	Morgan Stanley
	J.P. Morgan Securities	SunTrust Robinson Humphrey
	Merrill Lynch, Pierce,	UBS Securities
	Fenner & Smith	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
	Apto Partners	MFR Securities
	BB&T Capital Markets	Mischler Financial Group
	BBVA Securities	PNC Capital Markets
	Blaylock Beal Van	Regions Securities
	BNP Paribas Securities	Samuel A. Ramirez & Co.
	CastleOak Securities	Santander Investment Securities
	CIBC World Markets	Scotia Capital USA
	C. L. King & Associates	Siebert Brandford Shank & Co.
	Commerz Markets	TD Securities USA
	Drexel Hamilton	US Bancorp Investments
	Fifth Third Securities	Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: The Southern Company

(3)	Title of Securities: SO 3.25 07/01/26, C#842587CV7

(4)	Date of First Offering: 05/19/2016

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.638

Comparable Securities
1) Mitsubishi UFJ Financial Group, C#606822AD6
2) Goldman Sachs Group, C#38143U8H7
3) Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 71 years

1

(9)	Trade Date: 05/19/2016

(10)	Portfolio Assets on Trade Date: $1,290,006,733.22

(11)	Price Paid per Unit: $99.638

(12)	Total Price Paid by Portfolio:
1,410,000 bonds @ $99.638 = $1,404,895.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.638 = $24,909,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.109%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Mizuho Securities
	Citigroup	Morgan Stanley
	J.P. Morgan Securities	SunTrust Robinson Humphrey
	Merrill Lynch, Pierce,	UBS Securities
	Fenner & Smith	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
	Apto Partners	MFR Securities
	BB&T Capital Markets	Mischler Financial Group
	BBVA Securities	PNC Capital Markets
	Blaylock Beal Van	Regions Securities
	BNP Paribas Securities	Samuel A. Ramirez & Co.
	CastleOak Securities	Santander Investment Securities
	CIBC World Markets	Scotia Capital USA
	C. L. King & Associates	Siebert Brandford Shank & Co.
	Commerz Markets	TD Securities USA
	Drexel Hamilton	US Bancorp Investments
	Fifth Third Securities	Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: The Southern Company

(3)	Title of Securities: SO 4.25 07/01/36, C#842587CW5

(4)	Date of First Offering: 05/19/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.579

Comparable Securities
1) Johnson & Johnson, C#478160BU7
2) American International Group, C#026874DE4
3) International Paper, C#460146CM3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 71 years

1

(9)	Trade Date: 05/19/2016

(10)	Portfolio Assets on Trade Date: $1,290,006,733.22

(11)	Price Paid per Unit: $99.579

(12)	Total Price Paid by Portfolio:
425,000 bonds @ $99.579 = $423,210.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.579 = $9,957,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.033%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Mizuho Securities
	Citigroup	Morgan Stanley
	J.P. Morgan Securities	SunTrust Robinson Humphrey
	Merrill Lynch, Pierce,	UBS Securities
	Fenner & Smith	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
	Apto Partners	MFR Securities
	BB&T Capital Markets	Mischler Financial Group
	BBVA Securities	PNC Capital Markets
	Blaylock Beal Van	Regions Securities
	BNP Paribas Securities	Samuel A. Ramirez & Co.
	CastleOak Securities	Santander Investment Securities
	CIBC World Markets	Scotia Capital USA
	C. L. King & Associates	Siebert Brandford Shank & Co.
	Commerz Markets	TD Securities USA
	Drexel Hamilton	US Bancorp Investments
	Fifth Third Securities	Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: The Southern Company

(3)	Title of Securities: SO 4.4 07/01/46, Cusip #842587CX3

(4)	Date of First Offering: 05/19/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.482

Comparable Securities
1) Target Corporation, C#87612EBF2
2) Exelon Corporation, C#30161NAV3
3) Johnson & Johnson, C#4781610BV5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 71 years

1

(9)	Trade Date: 05/19/2016

(10)	Portfolio Assets on Trade Date: $1,290,006,733.22

(11)	Price Paid per Unit: $ 99.482

(12)	Total Price Paid by Portfolio:
960,000 bonds @ $99.482 = $955,027.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.482 = $19,896,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.074%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas Securities	Mitsubishi UFJ Securities
	Citigroup Global Markets	Mizuho Securities
	Deutsche Bank Securities	Wells Fargo Securities
Goldman Sachs

Co-Managers
	HSBC Securities	SunTrust Robinson Humphrey
PNC Capital Markets

(2)	Names of Issuers: Lam Research Corporation

(3)	Title of Securities: LRCX 2.8 06/15/21, Cusip #512807AR9

(4)	Date of First Offering: 05/23/2016

(5)	Amount of Total Offering: 800,000,000

(6)	Unit Price of Offering: $99.916

Comparable Securities
1) JD.com Inc., C#47215PAB2
2) Goldman Sachs Group, C#38141GVU5
3) American International Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 05/23/2016

(10)	Portfolio Assets on Trade Date: $1,288,801,777.35

(11)	Price Paid per Unit: $99.916

(12)	Total Price Paid by Portfolio:
1,125,000 bonds @ $99.916 = $1,124,055.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.916 = $19,983,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas Securities	Mitsubishi UFJ Securities
	Citigroup Global Markets	Mizuho Securities
	Deutsche Bank Securities	Wells Fargo Securities
Goldman Sachs

Co-Managers
	HSBC Securities	SunTrust Robinson Humphrey
PNC Capital Markets

(2)	Names of Issuers: Lam Research Corporation

(3)	Title of Securities: LRCX 3.45 06/15/23, Cusip #512807AQ1

(4)	Date of First Offering: 05/23/2016

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.697

Comparable Securities
1) JPMorgan Chase & Co., C#46625HRL6
2) General Motors Financial C#37054XBK1
3) Ford Motor Credit Co., C#345397XZ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 05/23/2016

(10)	Portfolio Assets on Trade Date: $1,288,801,777.35

(11)	Price Paid per Unit: $ 99.697

(12)	Total Price Paid by Portfolio:
565,000 bonds @ $99.697 = $563,288.05

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.697 = $9,969,700.00

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas Securities	Mitsubishi UFJ Securities
	Citigroup Global Markets	Mizuho Securities
	Deutsche Bank Securities	Wells Fargo Securities
Goldman Sachs

Co-Managers
	HSBC Securities	SunTrust Robinson Humphrey
PNC Capital Markets

(2)	Names of Issuers: Lam Research Corporation

(3)	Title of Securities: LRCX 3.9% 06/15/26, Cusip #512807AP3

(4)	Date of First Offering: 05/23/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.744

Comparable Securities
1) Mitsubishi UFJ Financial Group, C#606822AD6
2) Goldman Sachs Group, C#38143U8H7
3) Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 05/23/2016

(10)	Portfolio Assets on Trade Date: $1,288,801,777.35

(11)	Price Paid per Unit: $99.744

(12)	Total Price Paid by Portfolio:
845,000 bonds @ $99.744 = $842,836.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.744 = $19,948,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.065%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	RBC Capital Markets
	Mitsubishi UFJ Securities	U.S. Bancorp

Co-Managers
	BofA Merrill Lynch	Societe Generale
	Barclays Capital	TD Securities
	HSBC Securities	Wells Fargo
Mizuho Securities

(2)	Names of Issuers: ERAC USA Finance LLC

(3)	Title of Securities: ENTERP 2.6 12/01/21 144A, C#26884TAQ5

(4)	Date of First Offering: 05/23/2016

(5)	Amount of Total Offering: 350,000,000

(6)	Unit Price of Offering: $99.862

Comparable Securities
1) JD.com, C#47215PAB2
2) Goldman Sachs Group, C#38141GVU5
3) American International Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 59 years

(9)	Trade Date: 05/23/2016

(10)	Portfolio Assets on Trade Date: $1,288,801,777.35

(11)	Price Paid per Unit: $99.862

(12)	Total Price Paid by Portfolio:
1,470,000 bonds @ $99.862 = $1,467,971.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.862 = $24,965,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.114%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
59 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	RBC Capital Markets
	Mitsubishi UFJ Securities	U.S. Bancorp

Co-Managers
	BofA Merrill Lynch	Societe Generale
	Barclays Capital	TD Securities
	HSBC Securities	Wells Fargo
Mizuho Securities

(2)	Names of Issuers: ERAC USA Finance LLC

(3)	Title of Securities: ENTERP 3.3 12/01/26 144A, C#26884TAR3

(4)	Date of First Offering: 05/23/2016

(5)	Amount of Total Offering: 650,000,000

(6)	Unit Price of Offering: $99.674

Comparable Securities
1) Mitsubishi UFJ Financial Group, C#606822AD6
2) Goldman Sachs Group, C#38143U8H7
3) Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 59 years

(9)	Trade Date: 05/23/2016

(10)	Portfolio Assets on Trade Date: $1,288,801,777.35

(11)	Price Paid per Unit: $99.674

(12)	Total Price Paid by Portfolio:
1,480,000 bonds @ $99.674 = $1,475,175.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.674 = $24,918,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.114%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
59 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	HSBC Securities	UBS Investment Bank
	J.P. Morgan Securities	UniCredit Capital Markets
	Lloyds Securities	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
	Deutsche Bank Securities	BB&T Capital markets
	Santander Investment Securities	Loop Capital Markets
	SMBC Nikko Securities	Mischler Financial Group
	Societe Generale	RBS Securities
	U.S. Bancorp Investment	Williams Capital Group

(2)	Names of Issuers: Walgreens Boots Alliance, Inc.

(3)	Title of Securities: WBA 2.6 06/01/21, C#931427AN8

(4)	Date of First Offering: 05/26/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.944

Comparable Securities
1) JD.com, C#47215PAB2
2) Goldman Sachs Group, C#38141GVU5
3) American International Group, C#026874DG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: Walgreens 115 years, Boots 167 years

(9)	Trade Date: 05/26/2016

(10)	Portfolio Assets on Trade Date: $1,289,542,030.43

(11)	Price Paid per Unit: $99.944

(12)	Total Price Paid by Portfolio:
1,690,000 bonds @ $99.944 = $1,689,053.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.944 = $29,983,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.131%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
Walgreens 115 years, Boots 167 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	HSBC Securities	UBS Investment Bank
	J.P. Morgan Securities	UniCredit Capital Markets
	Lloyds Securities	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
	Deutsche Bank Securities	BB&T Capital markets
	Santander Investment Securities	Loop Capital Markets
	SMBC Nikko Securities	Mischler Financial Group
	Societe Generale	RBS Securities
	U.S. Bancorp Investment	Williams Capital Group

(2)	Names of Issuers: Walgreens Boots Alliance, Inc.

(3)	Title of Securities: WBA 3.45 06/01/26, Cusip #931427AQ1

(4)	Date of First Offering: 05/26/2016

(5)	Amount of Total Offering: 1,900,000,000

(6)	Unit Price of Offering: $99.748

Comparable Securities
1) Mitsubishi UFJ Financial Group, C#606822AD6
2) Goldman Sachs Group, C#38143U8H7
3) Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: Walgreens 115 years, Boots 167 years

(9)	Trade Date: 05/26/2016

(10)	Portfolio Assets on Trade Date: $1,289,542,030.43

(11)	Price Paid per Unit: $99.748

(12)	Total Price Paid by Portfolio:
1,125,000 bonds @ $99.748 = $1,122,165.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.748 = $19,949,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
Walgreens 115 years, Boots 167 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	HSBC Securities	UBS Investment Bank
	J.P. Morgan Securities	UniCredit Capital Markets
	Lloyds Securities	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
	Deutsche Bank Securities	BB&T Capital markets
	Santander Investment Securities	Loop Capital Markets
	SMBC Nikko Securities	Mischler Financial Group
	Societe Generale	RBS Securities
	U.S. Bancorp Investment	Williams Capital Group

(2)	Names of Issuers: Walgreens Boots Alliance, Inc.

(3)	Title of Securities: WBA 4.65 06/01/46, Cusip #931427AR9

(4)	Date of First Offering: 05/26/2016

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.216

Comparable Securities
1) Target Corporation, C#87612EBF2
2) Exelon Corporation, C#30161NAV3
3) Johnson & Johnson, C#478160BV5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: Walgreens 115 years, Boots 167 years

(9)	Trade Date: 05/26/2016

(10)	Portfolio Assets on Trade Date: $1,289,542,030.43

(11)	Price Paid per Unit: $99.216

(12)	Total Price Paid by Portfolio:
170,000 bonds @ $99.216 = $168,667.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.216 = $6,945,120.00

(14)	% of Portfolio Assets Applied to Purchase
0.013%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
Walgreens 115 years, Boots 167 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas	UBS Investment Bank
	Credit Agricole Securities	Wells Fargo Securities
Ramirez & Co.

Co-Managers
	MFR Securities	Societe Generale
Siebert Brandford Shank & Co.

(2)	Names of Issuers: Southern California Gas Company

(3)	Title of Securities: SRE 2.6 06/15/26, Cusip #842434CQ3

(4)	Date of First Offering: 05/31/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.806

Comparable Securities
1) Mitsubishi UFJ Financial Group, C#606822AD6
2) Goldman Sachs Group, C#38143U8H7
3) Johnson & Johnson, C#478160BY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 149 years

(9)	Trade Date: 05/31/2016

(10)	Portfolio Assets on Trade Date: $1,289,522,787.54

(11)	Price Paid per Unit: $99.806

(12)	Total Price Paid by Portfolio:
1,410,000 bonds @ $99.806 = $1,407,264.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.806 = $24,951,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.109%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
149 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Morgan Stanley
	UBS Investment Bank	SunTrust Robinson Humphrey
	Barclays	U.S. Bancorp
	MUFG	Wells Fargo Securities
Mizuho Securities

Co-Managers
	Bank of New York Mellon	HSBC Securities
	Fifth Third Securities	PNC Capital Markets
	BofA Merrill Lynch	Credit Suisse

(2)	Names of Issuers: Aetna Inc.

(3)	Title of Securities: AET 2.8 06/15/23, C#00817YAV0

(4)	Date of First Offering: 06/02/2016

(5)	Amount of Total Offering: 1,300,000,000

(6)	Unit Price of Offering: $99.854

Comparable Securities
1) JPMorgan Chase & Co., C#46625HRL6
2) General Motors Financial Co., C#37045XBK1
3) Waste Management, C#94106LBD0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 163 years

(9)	Trade Date: 06/02/2016

(10)	Portfolio Assets on Trade Date: $1,290,874,248.99

(11)	Price Paid per Unit: $99.854

(12)	Total Price Paid by Portfolio:
1,130,000 bonds @ $99.854 = $1,128,350.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.854 = $19,970,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
163 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	BofA Merrill Lynch
	UBS Investment Bank	Credit Suisse

Co-Managers
	Barclays	PNC Capital Markets
	MUFG	BNY Mellon Capital Markets
	Mizuho Securities	HSBC
	Morgan Stanley	Fifth Third Securities
SunTrust Robinson Humphrey
US Bancorp
Wells Fargo Securities

(2)	Names of Issuers: Aetna Inc.

(3)	Title of Securities: AET 3.2 06/15/26, C#00817YAW8

(4)	Date of First Offering: 06/02/2016

(5)	Amount of Total Offering: 2,800,000,000

(6)	Unit Price of Offering: $99.626

Comparable Securities
1) Citigroup, C#172967KN0
2) JD.com, C#47215PAC0
3) Royal Bank of Scotland Group, C#780097BA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 163 years

(9)	Trade Date: 06/02/2016

(10)	Portfolio Assets on Trade Date: $1,290,874,248.99

(11)	Price Paid per Unit: $99.626

(12)	Total Price Paid by Portfolio:
1,690,000 bonds @ $99.626 = $1,683,679.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.626 = $29,887,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.130%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
163 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	BofA Merrill Lynch
	UBS Investment Bank	Credit Suisse

Co-Managers
	Barclays	PNC Capital Markets
	MUFG	BNY Mellon Capital Markets
	Mizuho Securities	HSBC
	Morgan Stanley	Fifth Third Securities
SunTrust Robinson Humphrey
US Bancorp
Wells Fargo Securities

(2)	Names of Issuers: Aetna Inc.

(3)	Title of Securities: AET 4.375 06/15/46, Cusip #00817YAX6

(4)	Date of First Offering: 06/02/2016

(5)	Amount of Total Offering: 2,400,000,000

(6)	Unit Price of Offering: $99.900

Comparable Securities
1) Northern States Power Co. of Minnesota, C#665772CPs
2) Intel Corporation, C#458140AV2
3) Burlington Northern Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.8750%).

(8)	Years of Issuer’s Operations: 163 years

(9)	Trade Date: 06/02/2016

(10)	Portfolio Assets on Trade Date: $1,290,874,248.99

(11)	Price Paid per Unit: $99.900

(12)	Total Price Paid by Portfolio:
1,125,000 bonds @ $99.900 = $1,123,875.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.900 = $19,980,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
163 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Citigroup Global Markets	RBC Capital markets
	Jefferies & Co.	Wells Fargo Securities

Co-Managers
	Barclays Capital	Regions Financial
	BB&T Capital Markets	Scotia Capital
	BMO Capital Markets	Stifel Nicolaus & Co.
	Mizuho Securities USA	UBS Securities
MUFG Union Bank

(2)	Names of Issuers: Brixmor Operating Partnership

(3)	Title of Securities: BRX 4.125 06/15/26, Cusip #11120VAC7

(4)	Date of First Offering: 06/02/2016

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.328

Comparable Securities
1) Citigroup, C#172967KN0
2) JD.com, C#47215PAC0
3) Royal Bank of Scotland Group, C#780097BA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 06/02/2016

(10)	Portfolio Assets on Trade Date: $1,290,874,248.99

(11)	Price Paid per Unit: $99.328

(12)	Total Price Paid by Portfolio:
845,000 bonds @ $99.328 = $839,321.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.328 = $14,899,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.065%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ Securities
	Goldman Sachs	PNC Capital Markets
	Morgan Stanley	RBC Capital Markets
	Citigroup Global Markets	Santander Investment Securities
	HSBC Securities	SMBC Nikko Securities
	Merrill Lynch, Pierce,	U.S. Bancorp Investments
	Fenner & Smith	Wells Fargo Securities

Co-Managers
Scotia Capital

(2)	Names of Issuers: Fortive Corporation

(3)	Title of Securities: FTV 1.8 06/15/19 144A, C#34959JAA6

(4)	Date of First Offering: 06/06/2016

(5)	Amount of Total Offering: 300,000,000

(6)	Unit Price of Offering: $99.893

Comparable Securities
1) Santander Holdings, C#80282KAH9
2) Coca-Cola Co., C#191216BV1
3) Pfizer, C#717081DU4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 06/06/2016

(10)	Portfolio Assets on Trade Date: $1,295,445,905.00

(11)	Price Paid per Unit: $99.893

(12)	Total Price Paid by Portfolio:
295,000 bonds @ $99.893 = $294,684.35

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.893= $4,994,650.00

(14)	% of Portfolio Assets Applied to Purchase
0.023%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ Securities
	Goldman Sachs	PNC Capital Markets
	Morgan Stanley	RBC Capital Markets
	Citigroup Global Markets	Santander Investment Securities
	HSBC Securities	SMBC Nikko Securities
	Merrill Lynch, Pierce,	U.S. Bancorp Investments
	Fenner & Smith	Wells Fargo Securities

Co-Managers
Scotia Capital

(2)	Names of Issuers: Fortive Corporation

(3)	Title of Securities: FTV 2.35 06/15/21 144A, C#34959JAB4

(4)	Date of First Offering: 06/06/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.977

Comparable Securities
1) Pfizer, C#717081DX8
2) State Street, C#857477AV5
3) Westpac Banking Corporation, C#961214CV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 06/06/2016

(10)	Portfolio Assets on Trade Date: $1,295,445,905.00

(11)	Price Paid per Unit: $99.977

(12)	Total Price Paid by Portfolio:
1,005,000 bonds @ $99.977 = $1,004,768.85

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.977 = $16,996,090.00

(14)	% of Portfolio Assets Applied to Purchase
0.078%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ Securities
	Goldman Sachs	PNC Capital Markets
	Morgan Stanley	RBC Capital Markets
	Citigroup Global Markets	Santander Investment Securities
	HSBC Securities	SMBC Nikko Securities
	Merrill Lynch, Pierce,	U.S. Bancorp Investments
	Fenner & Smith	Wells Fargo Securities

Co-Managers
Scotia Capital

(2)	Names of Issuers: Fortive Corporation

(3)	Title of Securities: FTV 3.15 06/15/26 144A, Cusip #34959JAC2

(4)	Date of First Offering: 06/06/2016

(5)	Amount of Total Offering: 900,000,000

(6)	Unit Price of Offering: $99.644

Comparable Securities
1) Citigroup, C#172967KN0
2) JD.Com, C#47215PAC0
3) Royal Bank of Scotland Group, C#780097BA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 06/06/2016

(10)	Portfolio Assets on Trade Date: $1,295,445,905.00

(11)	Price Paid per Unit: $99.644

(12)	Total Price Paid by Portfolio:
1,005,000 bonds @ $99.644 = $1,001,422.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.644 = $16,939,480.00

(14)	% of Portfolio Assets Applied to Purchase
0.077%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mitsubishi UFJ Securities
	Goldman Sachs	PNC Capital Markets
	Morgan Stanley	RBC Capital Markets
	Citigroup Global Markets	Santander Investment Securities
	HSBC Securities	SMBC Nikko Securities
	Merrill Lynch, Pierce,	U.S. Bancorp Investments
	Fenner & Smith	Wells Fargo Securities

Co-Managers
Scotia Capital

(2)	Names of Issuers: Fortive Corporation

(3)	Title of Securities: FTV 4.3 06/15/46 144A, Cusip #34959JAD0

(4)	Date of First Offering: 06/06/2016

(5)	Amount of Total Offering: 550,000,000

(6)	Unit Price of Offering: $99.783

Comparable Securities
1) Northern States Power Minn., C#665772CP2
2) Intel Corporation, C#458140AV2
3) Burlington Northern Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 06/06/2016

(10)	Portfolio Assets on Trade Date: $1,295,445,905.00

(11)	Price Paid per Unit: $99.783

(12)	Total Price Paid by Portfolio:
120,000 bonds @ $99.783 = $119,739.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.783 = $4,989,150.00

(14)	% of Portfolio Assets Applied to Purchase
0.010%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	SunTrust Robinson Humphrey
	Credit Suisse Securities	U.S. Bancorp Investments
	Deutsche Bank Securities	Wells Fargo Securities
RBC Capital Markets

Co-Managers
	BMO Capital Markets	BNY Mellon Capital Markets
	BNP Paribas Securities	Commerz Markets
	Citigroup Global Markets	Goldman Sachs
	ICBC Standard Bank	Morgan Stanley
	ING Financial Markets	nabSecurities
	J.P. Morgan Securities	PNC Capital Markets
	Merrill Lynch, Pierce, Fenner	Scotia Capital
	& Smith	UniCredit Capital Markets
	Mitsubishi UFJ Securities	Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: Voya Financial, Inc.

(3)	Title of Securities: VOYA 3.65 06/15/26, C#929089AB6

(4)	Date of First Offering: 06/06/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.709

Comparable Securities
1) Citigroup, C#172967KN0
2) JD.com, C#47215PAC0
3) Royal Bank of Scotland Group, C#780097BA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 25 years

(9)	Trade Date: 06/06/2016

(10)	Portfolio Assets on Trade Date: $1,295,445,905.00

1

(11)	Price Paid per Unit: $99.709

(12)	Total Price Paid by Portfolio:
845,000 bonds @ $99.709 = $842,541.05

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.709= $14,956,350.00

(14)	% of Portfolio Assets Applied to Purchase
0.065%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
25 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	SunTrust Robinson Humphrey
	Credit Suisse Securities	U.S. Bancorp Investments
	Deutsche Bank Securities	Wells Fargo Securities
RBC Capital Markets

Co-Managers
	BMO Capital Markets	BNY Mellon Capital Markets
	BNP Paribas Securities	Commerz Markets
	Citigroup Global Markets	Goldman Sachs
	ICBC Standard Bank	Morgan Stanley
	ING Financial Markets	nabSecurities
	J.P. Morgan Securities	PNC Capital Markets
	Merrill Lynch, Pierce, Fenner	Scotia Capital
	& Smith	UniCredit Capital Markets
	Mitsubishi UFJ Securities	Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: Voya Financial, Inc.

(3)	Title of Securities: VOYA 4.8 06/15/46, C#929089AC4

(4)	Date of First Offering: 06/06/2016

(5)	Amount of Total Offering: 300,000,000

(6)	Unit Price of Offering: $99.873

Comparable Securities

1)  Northern States Power Co. of Minnesota, C#665772CP2

2)  Intel Corporation, C#458140AV2

3)  Burlington Northern Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 25 years

(9)	Trade Date: 06/06/2016

(10)	Portfolio Assets on Trade Date: $1,295,445,905.00

1

(11)	Price Paid per Unit: $99.873

(12)	Total Price Paid by Portfolio:
395,000 bonds @ $99.873 = $394,498.35

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.873 = $9,987,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.030%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
25 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse Securities

Co-Managers
	ANZ Securities	RBS Securities
	Banca IMI SpA	Santander Invest. Securities
	BNY Mellon Capital Markets	Societe Generale
	Capital One Securities	SunTrust Robinson Humphrey
	Citigroup Global Markets	TD Securities
	Citizens Capital Markets	U.S. Bancorp Investments
	Danske Markets	Wells Fargo Securities
	Fifth Third Securities	Lebenthal & Co.
	ING Financial Markets	MFR Securities
	Morgan Stanley & Co.	Mischler Financial Group
	nabSecurities	Samuel A. Ramirez & Co.
Rabo Securities USA

(2)	Names of Issuers: Credit Suisse Group Funding

(3)	Title of Securities: CS 3.8 06/09/23 144A, Cusip #225433AS0

(4)	Date of First Offering: 06/07/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.714

Comparable Securities

1)  JPMorgan Chase & Co., C#46625HRL6

2)  General Motors Financial Co., C#37045XBK1

3)  Waste Management, C#94106LBD0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 160 years

(9)	Trade Date: 06/07/2016

(10)	Portfolio Assets on Trade Date: $1,294,945,055.06

1

(11)	Price Paid per Unit: $99.714

(12)	Total Price Paid by Portfolio:
2,455,000 bonds @ $99.714 = $2,447,978.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.714 = $39,885,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.189%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
160 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BB&T Capital Markets	TD Securities
	J.P. Morgan Securities	UBS Securities
	Mitsubishi UFJ Securities	Wells Fargo Securities

Co-Managers
	Drexel Hamilton	U.S. Bancorp Investments
FTN Financial Securities

(2)	Names of Issuers: South Carolina Electric & Gas

(3)	Title of Securities: SCG 4.1 06/15/46, C#837004CK4

(4)	Date of First Offering: 06/08/2016

(5)	Amount of Total Offering: 425,000,000

(6)	Unit Price of Offering: $99.794

Comparable Securities

1)  Northern States Power Co. of Minnesota, C#665772CP2

2)  Intel Corporation, C#458140AV2

3)  Burlington Northern Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 92 years

(9)	Trade Date: 06/08/2016

(10)	Portfolio Assets on Trade Date: $1,295,824,341.76

(11)	Price Paid per Unit: $99.794

(12)	Total Price Paid by Portfolio:
705,000 bonds @ $99.794 = $703,547.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.794 = $14,969,100.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.054%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
92 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas	Mitsubishi UFJ Securities
JP Morgan Securities

Co-Managers
	Barclays Capital Energy	U.S. Bancorp Investments
	Loop Capital Markets	Wells Fargo Securities
Merrill Lynch, Pierce, Fenner
& Smith

(2)	Names of Issuers: Westar Energy, Inc.

(3)	Title of Securities: WR 2.55 07/01/26, Cusip #95709TAN0

(4)	Date of First Offering: 06/13/2016

(5)	Amount of Total Offering: 350,000,000

(6)	Unit Price of Offering: $99.859

Comparable Securities

1)  Citigroup, C#172967KN0

2)  JD.com, C#47215PAC0

3)  Royal Bank of Scotland Group, C#780097BA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 107 years

(9)	Trade Date: 06/13/2016

(10)	Portfolio Assets on Trade Date: $1,299,410,016.13

(11)	Price Paid per Unit: $99.859

(12)	Total Price Paid by Portfolio:
1,425,000 bonds @ $99.859 = $1,422,990.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.859 = $24,964,750.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.110%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
107 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BMO Capital Markets	Mitsubishi UFJ Securities
	Citigroup Global Markets	RBC Capital Markets
	Merrill Lynch, Pierce,	UBS Securities
	Fenner & Smith	Wells Fargo Securities

Co-Managers
	Lloyds Securities	Williams Capital Group

(2)	Names of Issuers: Molson Coors Brewing Company

(3)	Title of Securities: TAP 3 07/15/26, Cusip #60871RAG5

(4)	Date of First Offering: 06/28/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.845

Comparable Securities

1)  Citigroup, C#172967KN0

2)  JD.com, C#47215PAC0

3)  Pfizer, C#717081DV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 230 years

(9)	Trade Date: 06/28/2016

(10)	Portfolio Assets on Trade Date: $1,292,547,370.91

(11)	Price Paid per Unit: $99.845

(12)	Total Price Paid by Portfolio:
1.125,000 bonds @ $99.845 = $1,123,256.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.845= $19,969,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
230 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BMO Capital Markets	Mitsubishi UFJ Securities
	Citigroup Global Markets	RBC Capital Markets
	Merrill Lynch, Pierce,	UBS Securities
	Fenner & Smith	Wells Fargo Securities

Co-Managers
	Lloyds Securities	Williams Capital Group

(2)	Names of Issuers: Molson Coors Brewing Company

(3)	Title of Securities: TAP 4.2 07/15/46, C#60871RAH3

(4)	Date of First Offering: 06/28/2016

(5)	Amount of Total Offering: 1,800,000,000

(6)	Unit Price of Offering: $99.357

Comparable Securities

1)  Northern States Power – Minn., C#665772CP2

2)  Intel Corp., C#458140AV2

3)  Burlington Northern Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 230 years

(9)	Trade Date: 06/28/2016

(10)	Portfolio Assets on Trade Date: $1,292,547,370.91

(11)	Price Paid per Unit: $99.357

(12)	Total Price Paid by Portfolio:
840,000 bonds @ $99.357 = $834,598.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.357 = $14,903,550.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.065%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
230 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Morgan Stanley
	Credit Suisse Securities	RBC Capital Markets
J.P. Morgan Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
	Credit Agricole Securities	Scotia Capital
	Deutsche Bank Securities	SMBC Nikko Securities
	Fifth Third Securities	SunTrust Robinson Humphrey
	Mitsubishi UFJ Securities	TD Securities
	Mizuho Securities	U.S. Bancorp Investments
	PNC Capital Markets	Wells Fargo Securities
	Santander Investment Securities	Williams Capital Group

(2)	Names of Issuers: Express Scripts Holding Company

(3)	Title of Securities: ESRX 3.4 03/01/27, C#30219GAN8

(4)	Date of First Offering: 06/29/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.959

Comparable Securities

1)  Citigroup, C#172967KNO

2)  JD.com. C#47215PAC0

3)  Pfizer, C#717081DV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 06/29/2016

(10)	Portfolio Assets on Trade Date: $1,290,791,320.02

(11)	Price Paid per Unit: $99.959

1

(12)	Total Price Paid by Portfolio:
1,120,000 bonds @ $ 99.959 = $1,119,540.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $ 99.959 = $19,991,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Mitsubishi UFJ
	Credit Suisse Securities	Mizuho
	Merrill Lynch, Pierce,	SunTrust Robinson Humphrey
Fenner & Smith

Co-Managers
	Credit Agricole Securities	Santander
	Deutsche Bank Securities	Scotia Capital
	Fifth Third Securities	SMBC Nikko
	J.P. Morgan	TD Securities
	Morgan Stanley	U.S. Bancorp
	PNC Capital Markets	Wells Fargo Securities
	RBC Capital Markets	Williams Capital Group

(2)	Names of Issuers: Express Scripts Holding Company

(3)	Title of Securities: ESRX 4.8 07/15/46, C#30219GAP3

(4)	Date of First Offering: 06/29/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.825

Comparable Securities

1)  Northern States Power – Minn., C#665772CP2

2)  Intel Corp., C#458140AV2

3)  Burlington Northern Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 06/29/2016

(10)	Portfolio Assets on Trade Date: $1,290,791,320.02

(11)	Price Paid per Unit: $99.825

1

(12)	Total Price Paid by Portfolio:
1,120,000 bonds @ $99.825 = $1,118,040.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.82 = $19,965,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	J.P. Morgan
	Merrill Lynch, Pierce,	Wells Fargo Securities
Fenner & Smith

Co-Managers

(2)	Names of Issuers: ITC Holdings Corporation

(3)	Title of Securities: ITC 3.25% 06/30/26, C#465685AK1

(4)	Date of First Offering: 06/29/2016

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $99.865

Comparable Securities

1)  Citigroup, C#172967KN0

2)  JD.com, C#47215PAC0

3)  Pfizer, C#717081DV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 16 years

(9)	Trade Date: 06/29/2016

(10)	Portfolio Assets on Trade Date: $1,290,791,320.02

(11)	Price Paid per Unit: $99.865

(12)	Total Price Paid by Portfolio:
600,000 bonds @ $99.865 = $599,190.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.865 = $9,986,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.046%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
16 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Citigroup	Wells Fargo Securities
HSBC

Co-Managers
	Barclays Capital	Deutsche Bank Securities
	BNP Paribas Securities	SG Americas Securities
	Credit Suisse Securities	UBS Investment Bank

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 3.85 07/15/36, C#68389XBH7

(4)	Date of First Offering: 06/29/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.985

Comparable Securities

1)  Johnson and Johnson 3.55 03/01/36, C#478160BU7

2)  American International Group, C#026874DE4

3)  International Paper Co., C#460146CM3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.500%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 06/29/2016

(10)	Portfolio Assets on Trade Date: $1,290,791,320.02

(11)	Price Paid per Unit: $99.985

(12)	Total Price Paid by Portfolio:
615,000 bonds @ $99.985 = $614,907.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.985 = $14,997,750.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.048%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Citigroup	Wells Fargo Securities
HSBC

Co-Managers
	Barclays Capital	Deutsche Bank Securities
	BNP Paribas Securities	SG Americas Securities
	Credit Suisse Securities	UBS Investment Bank

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 4 07/15/46, C#68389XBJ3

(4)	Date of First Offering: 06/29/2016

(5)	Amount of Total Offering: 3,000,000,000

(6)	Unit Price of Offering: $99.982

Comparable Securities

1)  Northern States Power – Minn. 3.6 05/15/46, C#665772CP2

2)  Intel Corp. 4.1 05/19/46, C#458140AV2

3)  Burlington North. Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.500%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 06/29/2016

(10)	Portfolio Assets on Trade Date: $1,290,791,320.02

(11)	Price Paid per Unit: $99.982

(12)	Total Price Paid by Portfolio:
1,570,000 bonds @ $99.982= $1,569,717.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.982= $34,993,700.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.122%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Citigroup	Wells Fargo Securities
HSBC

Co-Managers
	Barclays Capital	Deutsche Bank Securities
	BNP Paribas Securities	SG Americas Securities
	Credit Suisse Securities	UBS Investment Bank

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 1.9 09/15/21, C#68389XBK0

(4)	Date of First Offering: 06/29/2016

(5)	Amount of Total Offering: 4,250,000,000

(6)	Unit Price of Offering: $99.826

Comparable Securities

1)  Pfizer 1.95 06/03/21, C#717081DX8

2)  State Street Corp. 1.95 05/13/21, C#857477AV5

3)  Westpac Banking Corp. 2.1 05/13/21, C#961214CV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 06/29/2016

(10)	Portfolio Assets on Trade Date: $1,290,791,320.02

(11)	Price Paid per Unit: $99.826

(12)	Total Price Paid by Portfolio:
2,805,000 bonds @ $99.826 = $2,800,119.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.826 = $49,913,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.217%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Citigroup	Wells Fargo Securities
HSBC

Co-Managers
	Barclays Capital	Deutsche Bank Securities
	BNP Paribas Securities	SG Americas Securities
	Credit Suisse Securities	UBS Investment Bank

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 2.4 09/15/23, C#68389XBL8

(4)	Date of First Offering: 06/29/2016

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $99.983

Comparable Securities

1)  JPMorgan Chase 2.7 05/18/23, C#46625HRL6

2)  General Motors Financial 3.7 05/09/23, C#37045XBK1

3)  Waste Management 2.4 05/15/23, C#94106LBD0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 06/29/2016

(10)	Portfolio Assets on Trade Date: $1,290,791,320.02

(11)	Price Paid per Unit: $99.983

(12)	Total Price Paid by Portfolio:
3,085,000 bonds @ $99.983 = $3,084,475.55

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
55,000,000 bonds @ $99.983 = $54,990,650.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.239%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Citigroup	Wells Fargo Securities
HSBC

Co-Managers
	Barclays Capital	Deutsche Bank Securities
	BNP Paribas Securities	SG Americas Securities
	Credit Suisse Securities	UBS Investment Bank

(2)	Names of Issuers: Oracle Corporation

(3)	Title of Securities: ORCL 2.65 07/15/26, C#68389XBM6

(4)	Date of First Offering: 06/29/2016

(5)	Amount of Total Offering: 3,000,000,000

(6)	Unit Price of Offering: $99.624

Comparable Securities

1)  Citigroup 3.4 05/01/26, C#172967KN0

2)  JD.com 3.875 04/29/26, C#47215PAC0

3)  Pfizer 2.75 06/03/26, C#717081DV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 06/29/2016

(10)	Portfolio Assets on Trade Date: $1,290,791,320.02

(11)	Price Paid per Unit: $99.624

(12)	Total Price Paid by Portfolio:
2,805,000 bonds @ $99.624 = $2,794,453.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.624 = $49,812,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.216%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	July 11, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Jefferies & Co.	U.S. Bancorp Investments
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	BBVA Securities	Fifth Third Securities
	BMO Capital Markets	MUFG Securities
	Capital One Securities	Scotia Capital

(2)	Names of Issuers: Healthcare Trust of America Holdings, LP

(3)	Title of Securities: HTA 3.5 08/01/26, Cusip #42225UAD6

(4)	Date of First Offering: 07/07/2016

(5)	Amount of Total Offering: 350,000,000

(6)	Unit Price of Offering: $99.721

Comparable Securities
1) Alexandria Real Estate, C#015271AJ8
2) Reinsurance Group of America,C#759351AM1
3) Pfizer Inc., C#717081DV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 10 years

(9)	Trade Date: 07/07/2016

(10)	Portfolio Assets on Trade Date: $1,294,613,481.15

(11)	Price Paid per Unit: $99.721

(12)	Total Price Paid by Portfolio:
555,000 bonds @ $99.721 = $553,451.55

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.721 = $9,972,100.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.043%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	Mizuho Securities
	Goldman Sachs	SMBC Nikko Securities

Co-Managers
	Merrill Lynch, Pierce,	Lloyds Securities
	Fenner & Smith	SG Americas Securities
	BNP Paribas Securities	Allen & Company
	Credit Suisse Securities	Evercore Group
	Deutsche Bank Securities	CastleOak Securities
	Morgan Stanley & Co.	C.L. King & Associates
	RBC Capital Markets	Drexel Hamilton
	TD Securities	Lebenthal & Co.
	Wells Fargo Securities	Loop Capital Markets
	Commerz Markets	Mischler Financial Group
	DNB Markets	Samuel A. Ramirez & Co.
	PNC Capital Markets	The Williams Capital Group
U.S. Bancorp

(2)	Names of Issuers: Comcast Corporation

(3)	Title of Securities: CMCSA 2.35 01/15/27, Cusip #20030NBW0

(4)	Date of First Offering: 07/12/2016

(5)	Amount of Total Offering: 1,400,000,000

(6)	Unit Price of Offering: $99.880

Comparable Securities
1) Alexandria Real Estate Equities 3.95% 01/15/27, C#015271AJ8
2) Reinsurance Group of America 3.95% 09/15/26, C#759351AM1
3) Pfizer Inc. 2.75% 06/03/26, C#717081DV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 53 years

(9)	Trade Date: 07/12/2016

1

(10)	Portfolio Assets on Trade Date: $1,292,507,334.90

(11)	Price Paid per Unit: $99.880

(12)	Total Price Paid by Portfolio:
1,385,000 bonds @ $99.880 = $1,383,338.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.880 = $24,970,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.107%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
53 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mitsubishi UFJ Securities
Barclays Capital

Co-Managers
	Deutsche Bank Securities	RBC Capital Markets
	Loop Capital Markets	Wells Fargo Securities

(2)	Names of Issuers: Verizon Owner Trust

(3)	Title of Securities: VZOT 2016-1A A 144A, C#92347XAA4

(4)	Date of First Offering: 07/12/2016

(5)	Amount of Total Offering: 1,000,000.000

(6)	Unit Price of Offering: $99.98316

Comparable Securities
1) DECENT 2016-A2 A2, C#254683BT1
2) DECENT 2016-A1 A1, C#254683BS3
3) DECENT 2015-A3 A, C#254683BQ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer 0.240%).

(8)	Years of Issuer’s Operations: 16 years

(9)	Trade Date: 07/12/2016

(10)	Portfolio Assets on Trade Date: $1,292,507,334.90

(11)	Price Paid per Unit: $99.98316

(12)	Total Price Paid by Portfolio:
2,656,000 bonds @ $99.98316 = $2,655,552.73

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
80,000,000 bonds @ $99.98316 = $79,986,528.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.205%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
16 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	Deutsche Bank Securities	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	Academy Securities	PNC Capital Markets
	BNY Mellon Capital Markets	SMBC Nikko Securities
	Great Pacific Securities	U.S. Bancorp Investments
	Lebenthal & Co.	The Williams Capital Group
Mischler Financial Group

(2)	Names of Issuers: Verizon Communications

(3)	Title of Securities: VZ 4.125 08/15/46, C#92343VDC5

(4)	Date of First Offering: 07/27/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.947

Comparable Securities
1) Northern States Power – Minn., C#665772CP2
2) Intel Corporation, C#458140AV2
3) Burlington Northern Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 07/27/2016

(10)	Portfolio Assets on Trade Date: $1,291,967,968.32

(11)	Price Paid per Unit: $99.947

(12)	Total Price Paid by Portfolio:
1,255,000 bonds @ $99.947 = $1,254,334.85

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.947 = $29,984,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.097%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	Deutsche Bank Securities	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	Academy Securities	PNC Capital Markets
	BNY Mellon Capital Markets	SMBC Nikko Securities
	Great Pacific Securities	U.S. Bancorp Investments
	Lebenthal & Co.	The Williams Capital Group
Mischler Financial Group

(2)	Names of Issuers: Verizon Communications

(3)	Title of Securities: VZ 2.625 08/15/26, C# 92343VDD3

(4)	Date of First Offering: 07/27/2016

(5)	Amount of Total Offering: 2,250,000,000

(6)	Unit Price of Offering: $ 99.745

Comparable Securities
1) Alexandria Real Estate, C#015271AJ8
2) Reinsurance Group of America,C#759351AM1
3) Pfizer, C#717081DV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 07/27/2016

(10)	Portfolio Assets on Trade Date: $1,291,967,968.32

(11)	Price Paid per Unit: $ 99.745

(12)	Total Price Paid by Portfolio:
1,650,000 bonds @ $99.745 = $1,645,792.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $ 99.745 = $29,923,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.127%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	Deutsche Bank Securities	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	Academy Securities	PNC Capital Markets
	BNY Mellon Capital Markets	SMBC Nikko Securities
	Great Pacific Securities	U.S. Bancorp Investments
	Lebenthal & Co.	The Williams Capital Group
Mischler Financial Group

(2)	Names of Issuers: Verizon Communications

(3)	Title of Securities: VZ 1.75 08/15/21, Cusip #92343VDG6

(4)	Date of First Offering: 07/27/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.564

Comparable Securities
1) Pfizer Inc., C#717081DX8
2) State Street Corp., C#85477AV5
3) Westpac Banking Corp., C#9612145CV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 07/27/2016

(10)	Portfolio Assets on Trade Date: $1,291,967,968.32

(11)	Price Paid per Unit: $99.564

(12)	Total Price Paid by Portfolio:
825,000.00 bonds @ $99.564 = $821,403.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.564 = $14,934,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.064%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	J.P. Morgan Securities
	Goldman Sachs	BofA Merrill Lynch

Co-Managers
	Barclays Capital	Mischler Financial Group
	Citigroup Global Markets	Standard Chartered Bank
	Lebenthal & Co.	Wells Fargo Securities
	Loop Capital Markets	Williams Capital Group

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 2.45 08/04/26, C#037833BZ2

(4)	Date of First Offering: 07/28/2016

(5)	Amount of Total Offering: 2,250,000,000

(6)	Unit Price of Offering: $99.727

Comparable Securities
1) Alexandria Real Estate, C#015271AJ8
2) Reinsurance Group of America,C#759351AM1
3) Pfizer Inc., C#717081DV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 07/28/2016

(10)	Portfolio Assets on Trade Date: $1,291,936,299.84

(11)	Price Paid per Unit: $99.727

(12)	Total Price Paid by Portfolio:
1,100,000 bonds @ $99.727 = $1,096,997.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.727 = $19,945,400.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.085%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	J.P. Morgan Securities
	Goldman Sachs	BofA Merrill Lynch

Co-Managers
	Barclays Capital	Mischler Financial Group
	Citigroup Global Markets	Standard Chartered Bank
	Lebenthal & Co.	Wells Fargo Securities
	Loop Capital Markets	Williams Capital Group

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 1.55 08/04/21, C#037833CC2

(4)	Date of First Offering: 07/28/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.861

Comparable Securities
1) Pfizer, C#717081DX8
2) State Street Corp., C#857477AV5
3) Westpac Banking Corp., C#961214CV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.120%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 07/28/2016

(10)	Portfolio Assets on Trade Date: $1,291,936,299.84

(11)	Price Paid per Unit: $99.861

(12)	Total Price Paid by Portfolio:
1,650,000 bonds @ $99.861= $1,647,706.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.861 = $29,958,300.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.128%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	J.P. Morgan Securities
	Goldman Sachs	BofA Merrill Lynch

Co-Managers
	Barclays Capital	Mischler Financial Group
	Citigroup Global Markets	Standard Chartered Bank
	Lebenthal & Co.	Wells Fargo Securities
	Loop Capital Markets	Williams Capital Group

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 3.85 08/04/46, C#037833CD0

(4)	Date of First Offering: 07/28/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.735

Comparable Securities
1) Northern States Power - Minn., C#665772CP2
2) Intel Corporation, C#458140AV2
3) Burlington Northern Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 07/28/2016

(10)	Portfolio Assets on Trade Date: $1,291,936,299.84

(11)	Price Paid per Unit: $99.735

(12)	Total Price Paid by Portfolio:
1,460,000 bonds @ $99.735 = $1,456,131.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.735 = $29,920,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	U.S. Bancorp
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	The Williams Capital Group	Lebenthal & Co.
	Academy Securities	Loop Capital Markets
	Blaylock Beal Van	MFR Securities
	CastleOak Securities	Mischler Financial Group
	C.L. King & Associates	Samuel A. Ramirez & Co.
	CAVU Securities	Siebert Brandford Shank & Co.
Drexel Hamilton

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 1.55 08/08/21, C#594918BP8

(4)	Date of First Offering: 08/01/2016

(5)	Amount of Total Offering: 2,750,000,000

(6)	Unit Price of Offering: $99.895

Comparable Securities
1) Teva Pharmaceuticals, C#88167AAC5
2) Toronto-Dominion,C#89114QBL1
3) JPMorgan Chase &Co.,C#46625HRT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 08/01/2016

(10)	Portfolio Assets on Trade Date: $1,292,869,828

(11)	Price Paid per Unit: $99.895

1

(12)	Total Price Paid by Portfolio:
2,750,000 bonds @ $99.895 = $2,747,112.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.895 = $49,947,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.212%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	U.S. Bancorp
	Goldman Sachs	Wells Fargo Securities

Co-Managers
The Williams Capital Group	Lebenthal & Co.
Academy Securities	Loop Capital Markets
Blaylock Beal Van	MFR Securities
CastleOak Securities	Mischler Financial Group
C.L. King & Associates	Samuel A. Ramirez & Co.
CAVU Securities	Siebert Brandford Shank & Co.
Drexel Hamilton

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 2 08/08/23, C#594918BQ6

(4)	Date of First Offering: 08/01/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.701

Comparable Securities
1) JPMorgan Chase &Co.,C#46625HRL6
2) General Motors Financial, C#37045XBK1
3) Ford Motor Credit Co., C#345397XZ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 08/01/2016

(10)	Portfolio Assets on Trade Date: $1,292,869,828

(11)	Price Paid per Unit: $ 99.701

1

(12)	Total Price Paid by Portfolio:
2,750,000 bonds @ $99.701 = $2,741,777.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.701 = $49,850,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.212%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	U.S. Bancorp
	Goldman Sachs	Wells Fargo Securities

Co-Managers
The Williams Capital Group	Lebenthal & Co.
Academy Securities	Loop Capital Markets
Blaylock Beal Van	MFR Securities
CastleOak Securities	Mischler Financial Group
C.L. King & Associates	Samuel A. Ramirez & Co.
CAVU Securities	Siebert Brandford Shank & Co.
Drexel Hamilton

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 2.4 08/08/26, C#594918BR4

(4)	Date of First Offering: 08/01/2016

(5)	Amount of Total Offering: 4,000,000,000

(6)	Unit Price of Offering: $99.814

Comparable Securities
1) Teva Pharmaceuticals, C#88167AAE1
2) CBS Corporation, C#124857AR4
3) Raymond James Financial, C#754730AE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 08/01/2016

(10)	Portfolio Assets on Trade Date: $1,292,869,828

(11)	Price Paid per Unit: $99.814

1

(12)	Total Price Paid by Portfolio:
3,300,000 bonds @ $99.814 = $3,293,862.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.814 = $59,888,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.255%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	U.S. Bancorp
	Goldman Sachs	Wells Fargo Securities

Co-Managers
The Williams Capital Group	Lebenthal & Co.
Academy Securities	Loop Capital Markets
Blaylock Beal Van	MFR Securities
CastleOak Securities	Mischler Financial Group
C.L. King & Associates	Samuel A. Ramirez & Co.
CAVU Securities	Siebert Brandford Shank & Co.
Drexel Hamilton

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 3.45 08/08/36, C#594918BS2

(4)	Date of First Offering: 08/01/2016

(5)	Amount of Total Offering: 2,250,000,000

(6)	Unit Price of Offering: $99.613

Comparable Securities
1) Duke Energy Florida Project Finance, C#26444GAE3
2) General Motors Co., C#37045VAK6
3) Johnson & Johnson, C#478160BU7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 08/01/2016

(10)	Portfolio Assets on Trade Date: $1,292,869,828

(11)	Price Paid per Unit: $99.613

1

(12)	Total Price Paid by Portfolio:
2,365,000 bonds @ $99.613 = $2,355,847.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.613 = $49,806,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.182%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	U.S. Bancorp
	Goldman Sachs	Wells Fargo Securities

Co-Managers
The Williams Capital Group	Lebenthal & Co.
Academy Securities	Loop Capital Markets
Blaylock Beal Van	MFR Securities
CastleOak Securities	Mischler Financial Group
C.L. King & Associates	Samuel A. Ramirez & Co.
CAVU Securities	Siebert Brandford Shank & Co.
Drexel Hamilton

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 3.7 08/08/46, cusip #594918BT0

(4)	Date of First Offering: 08/01/2016

(5)	Amount of Total Offering: 4,500,000,000

(6)	Unit Price of Offering: $99.515

Comparable Securities
1) Teva Pharmaceuticals, C#88167AAF8
2) Raymond James Financial, C#754730AF6
3) Consolidated Edison Co., C#209111FH1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 08/01/2016

(10)	Portfolio Assets on Trade Date: $1,292,869,828

(11)	Price Paid per Unit: $99.515

1

(12)	Total Price Paid by Portfolio:
1,540,000 bonds @ $99.515 = $1,532,531.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.515 = $34,830,250.00

(14)	% of Portfolio Assets Applied to Purchase
0.119%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Lloyds Securities
	Deutsche Bank Securities	Wells Fargo Securities

Co-Managers
	BNP Paribas	Morgan Stanley
	J.P. Morgan	RBC Capital Markets

(2)	Names of Issuers: AmeriCredit Automobile Receivables Trust 2016-3

(3)	Title of Securities: AMCAR 2016-3 A2A, Cusip #03065DAB3

(4)	Date of First Offering: 08/02/16

(5)	Amount of Total Offering: 325,000,000

(6)	Unit Price of Offering: $99.9937

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 24

(9)	Trade Date: 08/02/16

(10)	Portfolio Assets on Trade Date: $1,289,874,431.17

(11)	Price Paid per Unit: $99.9937

(12)	Total Price Paid by Portfolio:
797,000 bonds @ $99.9937 = $796,949.79

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
34,000,000 bonds @ $99.9937 = $33,997,858.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
24 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Barclays Capital	Citigroup

(2)	Names of Issuers: Flagship Credit Auto Trust

(3)	Title of Securities: FCAT 2016-3 A2 144A 144A, C#33843PAC0

(4)	Date of First Offering: 08/02/16

(5)	Amount of Total Offering: 70,340,000

(6)	Unit Price of Offering: $99.9919

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.380%).

(8)	Years of Issuer’s Operations: 18 years

(9)	Trade Date: 08/02/16

(10)	Portfolio Assets on Trade Date: $1,289,874,431

(11)	Price Paid per Unit: $99.9919

(12)	Total Price Paid by Portfolio:
820,000 bonds @ $99.9919 = $819,933.58

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
11,500,000 bonds @ $99.9919 = $11,499,068.50

(14)	% of Portfolio Assets Applied to Purchase
0.064%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	HSBC	Wells Fargo Securities
Mizuho Securities Co.

Co-Managers
	Scotiabank	Societe Generale
	SMBC Nikko	TD Securities

(2)	Names of Issuers: Nissan Auto Receivables Owner Trust

(3)	Title of Securities: NAROT 2016-C A2A, C#65478WAB1

(4)	Date of First Offering: 08/02/16

(5)	Amount of Total Offering: 330,000,000

(6)	Unit Price of Offering: $99.99606

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.140%).

(8)	Years of Issuer’s Operations: 83 years

(9)	Trade Date: 08/02/16

(10)	Portfolio Assets on Trade Date: $1,289,874,431.17

(11)	Price Paid per Unit: $99.99606

(12)	Total Price Paid by Portfolio:
1,955,000 bonds @ $99.99606 = $1,954,922.97

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.99606 = $34,998,621.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.152%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
83 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	HSBC	Wells Fargo Securities
Mizuho Securities Co.

Co-Managers
	Scotiabank	Societe Generale
	SMBC Nikko	TD Securities

(2)	Names of Issuers: Nissan Auto Receivables Owner Trust

(3)	Title of Securities: NAROT 2016-C A3, C#65478WAD7

(4)	Date of First Offering: 08/02/16

(5)	Amount of Total Offering: 428,000,000

(6)	Unit Price of Offering: $99.99044

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.140%).

(8)	Years of Issuer’s Operations: 83 years

(9)	Trade Date: 08/02/16

(10)	Portfolio Assets on Trade Date: $1,289,874,431.17

(11)	Price Paid per Unit: $99.99044

(12)	Total Price Paid by Portfolio:
1,245,000 bonds @ $99.99044 = $1,244,880.98

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $99.99044 = $22,997,801.20

1

(14)	% of Portfolio Assets Applied to Purchase
0.097%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
83 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	HSBC	Wells Fargo Securities
Mizuho Securities Co.

Co-Managers
	Scotiabank	Societe Generale
	SMBC Nikko	TD Securities

(2)	Names of Issuers: Nissan Auto Receivables Owner Trust

(3)	Title of Securities: NAROT 2016-C A4, C#65478WAE5

(4)	Date of First Offering: 08/02/16

(5)	Amount of Total Offering: 96,000,000

(6)	Unit Price of Offering: $99.97883

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 83 years

(9)	Trade Date: 08/02/16

(10)	Portfolio Assets on Trade Date: $1,289,874,431

(11)	Price Paid per Unit: $99.97883

(12)	Total Price Paid by Portfolio:
517,000 bonds @ $99.97883 = $516,890.55

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
9,250,000 bonds @ $99.97883 = $9,248,041.78

1

(14)	% of Portfolio Assets Applied to Purchase
0.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
83 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
UBS Securities

Co-Managers
	Academy Securities	Goldman Sachs
	BofA Merrill Lynch	J.P. Morgan Securities
	BB&T Capital Markets	Mischler Financial Group
	BMO Capital Markets	Morgan Stanley
	BNY Mellon Capital Markets	National Bank Financial
	Capital One Securities	RBC Capital Markets
	CIBC World Markets	Scotia Capital USA
	Citigroup Global Markets	SunTrust Robinson Humphrey
	Desjardins Securities	TD Securities
	Drexel Burnham	Wells Fargo Securities
Fifth Third Securities

(2)	Names of Issuers: UBS Group Funding

(3)	Title of Securities: UBS 2.65 02/01/22 144A, C#90351DAH0

(4)	Date of First Offering: 08/03/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.940

Comparable Securities
1) Teva Pharmaceuticals, C#88167AAC5
2) Toronto-Dominion Bank, C#89114BL1
3) JPMorgan Chase &Co.,C#46625HRT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.075%).

(8)	Years of Issuer’s Operations: 154 years

(9)	Trade Date: 08/03/2016

(10)	Portfolio Assets on Trade Date: $1,289,746,818

(11)	Price Paid per Unit: $99.940

1

(12)	Total Price Paid by Portfolio:
2,880,000 bonds @ $99.940 = $2,878,272.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.940 = $49,970,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.223%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
154 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	JP Morgan Securities
Goldman Sachs

Co-Managers
	BofA Merrill Lynch	Wells Fargo Securities

(2)	Names of Issuers: Westlake Chemical Corporation

(3)	Title of Securities: WLK 3.6 08/15/26 144A, C#960413AH5

(4)	Date of First Offering: 08/03/16

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.500

Comparable Securities
1) Teva Pharmaceuticals 3.15 10/01/26, C#88167AAE1
2) CBS 2.9 01/15/27, C#124857AR4
3) Raymond James Financial 3.625 09/15/26, C#754730AE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 08/03/16

(10)	Portfolio Assets on Trade Date: $1,289,746,818

(11)	Price Paid per Unit: $99.500

(12)	Total Price Paid by Portfolio:
855,000 bonds @ $99.500 = $850,725.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.500 = $14,925,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.066%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	JP Morgan Securities
Goldman Sachs

Co-Managers
	BofA Merrill Lynch	Wells Fargo Securities

(2)	Names of Issuers: Westlake Chemical Corporation

(3)	Title of Securities: WLK 5 08/15/46 144A, C#960413AG7

(4)	Date of First Offering: 08/03/16

(5)	Amount of Total Offering: 700,000,000

(6)	Unit Price of Offering: $97.466

Comparable Securities
1) Teva Pharmaceuticals 4.1 10/01/46, C#88167AAF8
2) Consolidated Edison Co. 3.85 46s, C#209111FH1
3) Raymond James Financial 4.95 07/15/46, C#754730AF6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 08/03/16

(10)	Portfolio Assets on Trade Date: $1,289,746,818

(11)	Price Paid per Unit: $97.466

(12)	Total Price Paid by Portfolio:
400,000 bonds @ $97.466 = $389,864.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $97.466 = $9,746,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.030%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	Morgan Stanley
	ING Bank	Wells Fargo Securities
J.P. Morgan

Co-Managers
	Emirates NBD PJSC	Santander Investment Securities
	HSBC Securities	TD Securities
RBC Capital Markets

(2)	Names of Issuers: ING Bank NV

(3)	Title of Securities: INTNED 2.05 08/15/21 144A, C#449786BJ0

(4)	Date of First Offering: 08/08/2016

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.877

Comparable Securities
1) Teva Pharmaceuticals 2.2 07/21/21, C#88167AAC5
2) Toronto-Dominion Bank 1.8 07/13/21, C#89114QBL1
3) JPMorgan Chase & Co. 2.4 06/07/21, C#46625HRT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 25 years

(9)	Trade Date: 08/08/2016

(10)	Portfolio Assets on Trade Date: $1,289,807,311

(11)	Price Paid per Unit: $99.877

(12)	Total Price Paid by Portfolio:
2,910,000 bonds @ $99.877 = $2,906,420.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.877 = $49,938,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.225%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
25 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNY Mellon Capital Markets	J.P. Morgan Securities
	Credit Suisse Securities	Wells Fargo Securities
Goldman Sachs

Co-Managers
	BB&T Capital Markets	Raymond James
	Guggenheim Capital	Samuel A. Ramirez & Co.
	Lloyds Securities	Scotia Capital
Loop Capital Markets

(2)	Names of Issuers: Bank of New York Mellon Corporation

(3)	Title of Securities: BK 2.2 08/16/23, Cusip #06406FAD5

(4)	Date of First Offering: 08/09/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.826

Comparable Securities
1) JPM Chase & Co. 2.7 05/18/23, C#46625HRL6
2) General Motors 3.7 05/09/23, C#37045XBK1
3) Ford Motor Credit 3.096 05/04/23, C#345397XZ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 08/09/2016

(10)	Portfolio Assets on Trade Date: $1,292,331,087

(11)	Price Paid per Unit: $99.826

(12)	Total Price Paid by Portfolio:
2,680,000 bonds @ $99.826 = $2,675,336.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.826 = $49,913,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.207%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNY Mellon Capital Markets	J.P. Morgan Securities
	Credit Suisse Securities	Wells Fargo Securities
Goldman Sachs

Co-Managers
	BB&T Capital Markets	Raymond James
	Guggenheim Capital	Samuel A. Ramirez & Co.
	Lloyds Securities	Scotia Capital
Loop Capital Markets

(2)	Names of Issuers: Bank of New York Mellon Corporation

(3)	Title of Securities: BK 2.45 08/17/26, C#06406FAE3

(4)	Date of First Offering: 08/09/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.613

Comparable Securities
1) Teva 3.15 10/01/26, C#88167AAE1
2) CBS Corporation 2.9 01/15/27, C#124857AR4
3) Raymond James Financial 3.625 9/15/26, C#754730AE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 08/09/2016

(10)	Portfolio Assets on Trade Date: $1,292,331,087

(11)	Price Paid per Unit: $99.613

(12)	Total Price Paid by Portfolio:
1,610,000 bonds @ $99.613 = $1,603,769.30

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.613 = $29,883,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.124%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	MUFG Securities Americas
	Credit Suisse	UBS Investment Bank
Mizuho Securities

Co-Managers
	BNP Paribas BofA	Scotiabank
	Merrill Lynch	SunTrust Robinson Humphrey
	Citigroup	TD Securities
	J.P. Morgan	U.S. Bancorp
	Loop Capital Markets	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Duke Energy Corporation

(3)	Title of Securities: DUK 1.8 09/01/21, C#26441CAR6

(4)	Date of First Offering: 08/09/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.990

Comparable Securities
1) Teva Pharmaceuticals 2.2 07/21/21, C#88167AAC5
2) Toronto-Dominion Bank, C#89114QBL1
3) JPMorgan Chase & Co. 2.4 06/07/21, C#46625HRT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 112 years

(9)	Trade Date: 08/09/2016

(10)	Portfolio Assets on Trade Date: $1,292,331,087

(11)	Price Paid per Unit: $99.990

(12)	Total Price Paid by Portfolio:
1,070,000 bonds @ $99.990 = $1,069,893.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.990 = $19,998,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
112 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	MUFG Securities Americas
	Credit Suisse	UBS Investment Bank
Mizuho Securities

Co-Managers
	BNP Paribas BofA	Scotiabank
	Merrill Lynch	SunTrust Robinson Humphrey
	Citigroup	TD Securities
	J.P. Morgan	U.S. Bancorp
	Loop Capital Markets	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Duke Energy Corporation

(3)	Title of Securities: DUK 2.65 09/01/26, C#26441CAS4

(4)	Date of First Offering: 08/09/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.692

Comparable Securities
1) Teva Pharmaceuticals 3.15% 10/01/26, C#88167AAE1
2) CBS Corporation 2.9% 01/15/27, C#124857AR4
3) Raymond James Financial 3.625% 09/15/26, C#754730AE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 112 years

(9)	Trade Date: 08/09/2016

(10)	Portfolio Assets on Trade Date: $1,292,331,087

(11)	Price Paid per Unit: $99.692

(12)	Total Price Paid by Portfolio:
1,340,000 bonds @ $99.692 = $1,335,872.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.692 = $24,923,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.103%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
112 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	MUFG Securities Americas
	Credit Suisse	UBS Investment Bank
Mizuho Securities

Co-Managers
	BNP Paribas BofA	Scotiabank
	Merrill Lynch	SunTrust Robinson Humphrey
	Citigroup	TD Securities
	J.P. Morgan	U.S. Bancorp
	Loop Capital Markets	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Duke Energy Corporation

(3)	Title of Securities: DUK 3.75 09/01/46, C#26441CAT2

(4)	Date of First Offering: 08/09/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.944

Comparable Securities
1) Teva Pharmaceuticals 4.1 10/01/46, C#88167AAF8
2) Raymond James Financial 4.95 07/15/46, C#754730AF6
3) Consolidated Edison 3.85 06/15/46, C#209111FH1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 112 years

(9)	Trade Date: 08/09/2016

(10)	Portfolio Assets on Trade Date: $1,292,331,087

(11)	Price Paid per Unit: $99.944

(12)	Total Price Paid by Portfolio:
1,070,000 bonds @ $99.944 = $1,069,400.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.944 = $24,986,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
112 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	HSBC Securities
	Goldman Sachs	Morgan Stanley

Co-Managers
	Barclays Capital	Credit Suisse Securities
	J.P. Morgan Securities	Deutsche Bank Securities
	Mizuho Securities	Merrill Lynch, Pierce,
	RBC Capital Markets	Fenner & Smith
	UBS Securities	MUFG Securities
	Academy Securities	SMBC Nikko Securities
	BNP Paribas Securities	Wells Fargo Securities

(2)	Names of Issuers: Amgen Inc.

(3)	Title of Securities: AMGEN 1.85 08/19/21, C#031162CG3

(4)	Date of First Offering: 08/10/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.891

Comparable Securities
1) Teva Pharmaceuticals 2.2 07/21/21, C#88167AACC5
2) Toronto-Dominion Bank 1.8 07/13/21, C#89114QBL1
3) JPMorgan Chase & Co., C#46625HRT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 08/10/2016

(10)	Portfolio Assets on Trade Date: $1,294,546,987

(11)	Price Paid per Unit: $99.891

(12)	Total Price Paid by Portfolio:
1,610,000 bonds @ $99.891 = $1,608,245.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.891 = $29,967,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.124%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	HSBC Securities
	Goldman Sachs	Morgan Stanley

Co-Managers
	Barclays Capital	Credit Suisse Securities
	J.P. Morgan Securities	Deutsche Bank Securities
	Mizuho Securities	Merrill Lynch, Pierce,
	RBC Capital Markets	Fenner & Smith
	UBS Securities	MUFG Securities
	Academy Securities	SMBC Nikko Securities
	BNP Paribas Securities	Wells Fargo Securities

(2)	Names of Issuers: Amgen Inc.

(3)	Title of Securities: AMGEN 2.6 08/19/26, C#031162CJ7

(4)	Date of First Offering: 08/10/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.939

Comparable Securities
1) Teva Pharmaceuticals 3.15 10/01/26, C#88167AAE1
2) CBS Corp. 2.9 01/15/27, C#124857AR4
3) Raymond James Financial 3.625 09/15/26, C#754730AE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 08/10/2016

(10)	Portfolio Assets on Trade Date: $1,294,546,987

(11)	Price Paid per Unit: $99.939

(12)	Total Price Paid by Portfolio:
1,070,000 bonds @ $99.939 = $1,069,347.30

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.939 = $19,987,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	HSBC Securities
	Goldman Sachs	Morgan Stanley

Co-Managers
	Barclays Capital	Credit Suisse Securities
	J.P. Morgan Securities	Deutsche Bank Securities
	Mizuho Securities	Merrill Lynch, Pierce,
	RBC Capital Markets	Fenner & Smith
	UBS Securities	MUFG Securities
	Academy Securities	SMBC Nikko Securities
	BNP Paribas Securities	Wells Fargo Securities

(2)	Names of Issuers: Amgen Inc.

(3)	Title of Securities: AMGEN 4.4 05/01/45, Cusip #031162BZ2

(4)	Date of First Offering: 08/10/2016 (reissuance of 04/28/15 deal)

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $107.892

Comparable Securities
1) Teva Pharmaceuticals 4.1 10/01/46, C#88167AAF8
2) Raymond James Financial 4.95 07/15/46, C#754730AF6
3) Consolidated Edison 3.85 06/15/46, C#209111FH1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 08/10/2016

(10)	Portfolio Assets on Trade Date: $1,294,546,987

(11)	Price Paid per Unit: $107.892

(12)	Total Price Paid by Portfolio:
805,000 bonds @ $107.892 = $879,156.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $107.892 = $21,842,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.068%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	MUFG Securities
	HSBC Securities	U.S. Bancorp
	J.P. Morgan Securities	Wells Fargo Securities
BofA Merrill Lynch

Co-Managers
	Barclays	PNC Capital Markets
	Credit Agricole Securities	SMBC Nikko Securities
	Lloyds Securities	SunTrust Robinson Humphrey

(2)	Names of Issuers: Fidelity National Information Services, Inc.

(3)	Title of Securities: FIS 2.25 08/15/21, Cusip #31620MAS5

(4)	Date of First Offering: 08/11/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.986

Comparable Securities
1) Teva Pharmaceuticals 2.2 07/21/21, C#88167AAC5
2) Toronto-Dominion Bank 1.8 07/13/21, C#89114ABL1
3) JPMorgan Chase & Co. 2.4 06/07/21, C#46625HRT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 48 years

(9)	Trade Date: 08/11/2016

(10)	Portfolio Assets on Trade Date: $1,290,913,708

(11)	Price Paid per Unit: $99.986

(12)	Total Price Paid by Portfolio:
805,000 bonds @ $99.986 = $804,887.30

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.986 = $14,997,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
48 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	MUFG Securities
	HSBC Securities	U.S. Bancorp
	J.P. Morgan Securities	Wells Fargo Securities
BofA Merrill Lynch

Co-Managers
	Barclays	PNC Capital Markets
	Credit Agricole Securities	SMBC Nikko Securities
	Lloyds Securities	SunTrust Robinson Humphrey

(2)	Names of Issuers: Fidelity National Information Services, Inc.

(3)	Title of Securities: FIS 3 08/15/26, C#31620MAT3

(4)	Date of First Offering: 08/11/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $98.891

Comparable Securities
1) Teva Pharmaceuticals 3.15 10/01/26, C#88167AAE1
2) CBS 2.9 01/15/27, C#124857AR4
3) Raymond James Financial 3.625 09/15/26, C#754730AE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 48 years

(9)	Trade Date: 08/11/2016

(10)	Portfolio Assets on Trade Date: $1,290,913,708

(11)	Price Paid per Unit: $98.891

(12)	Total Price Paid by Portfolio:
1,340,000 bonds @ $98.891 = $1,325,139.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $98.891 = $24,722,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.103%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
48 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	MUFG Securities
	HSBC Securities	U.S. Bancorp
	J.P. Morgan Securities	Wells Fargo Securities
BofA Merrill Lynch

Co-Managers
	Barclays	PNC Capital Markets
	Credit Agricole Securities	SMBC Nikko Securities
	Lloyds Securities	SunTrust Robinson Humphrey

(2)	Names of Issuers: Fidelity National Information Services, Inc.

(3)	Title of Securities: FIS 4.5 08/15/46, C#31620MAU0

(4)	Date of First Offering: 08/11/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $98.430

Comparable Securities
1) Teva Pharmaceuticals 4.1 10/01/46, C#88167AAF8
2) Raymond James Financial 4.95 07/15/46, C#754730AF6
3) Consolidated Edison 3.85 06/15/46, C#209111FH1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 48 years

(9)	Trade Date: 08/11/2016

(10)	Portfolio Assets on Trade Date: $1,290,913,708

(11)	Price Paid per Unit: $98.430

(12)	Total Price Paid by Portfolio:
535,000 bonds @ $98.430= $526,600.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $98.430= $14,764,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.041%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
48 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	BofA Merrill Lynch
	RBC Capital Markets	Credit Suisse
	Wells Fargo Securities	Williams Capital Group
Capital One Securities

Co-Managers

(2)	Names of Issuers: Capital One Multi-Asset Execution Trust

(3)	Title of Securities: COMET 2016-A5 A5, C#14041NFG1

(4)	Date of First Offering: 08/18/16

(5)	Amount of Total Offering: 625,000,000

(6)	Unit Price of Offering: $99.9703

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 08/18/16

(10)	Portfolio Assets on Trade Date: $1,294,760,453

(11)	Price Paid per Unit: $99.9703

(12)	Total Price Paid by Portfolio:
1,796,000 bonds @ $99.9703 = $1,795,466.59

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.9703 = $49,985,150.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.139%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Citigroup Global Markets	Mizuho Securities
	Fifth Third Securities	Morgan Stanley
	MUFG Securities	RBC Capital Markets
	SMBC Nikko	SunTrust Robinson Humphrey
	Barclays Capital	TD Securities
Credit Agricole

Co-Managers
	Citizens Capital Markets	Wells Fargo Securities
	Societe Generale	PNC Capital Markets

(2)	Names of Issuers: Crown Castle International Corporation

(3)	Title of Securities: CCI 2.25 09/01/21, C#22822VAD3

(4)	Date of First Offering: 08/22/2016

(5)	Amount of Total Offering: 700,000,000

(6)	Unit Price of Offering: $99.972

Comparable Securities

1)  Teva Pharmaceuticals 2.2 07/21/21, C#88167AAC5

2)  Toronto-Dominion Bank 1.8 07/13/21, C#89114QBL1

3)  JPMorgan Chase 2.4 06/07/21, C#46625HRT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 08/22/2016

(10)	Portfolio Assets on Trade Date: $1,294,764,907

(11)	Price Paid per Unit: $ 99.972

(12)	Total Price Paid by Portfolio:
800,000 bonds @ $99.972 = $799,776.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.972 = $14,995,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas	J.P. Morgan
	Credit Suisse Securities	Wells Fargo Securities

Co-Managers
	CastleOak Securities	Muriel Siebert & Co.
	Drexel Hamilton	Samuel A. Ramirez & Co.
Mischler Financial Group

(2)	Names of Issuers: The Coca-Cola Company

(3)	Title of Securities: KO 1.55 09/01/21, C#191216BY5

(4)	Date of First Offering: 08/29/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.890

Comparable Securities

1)  Teva Pharmaceuticals 2.2 07/21/21, C#88167AAC5

2)  Toronto-Dominion Bank 1.8 07/13/21, C#89114QBL1

3)  JPMorgan Chase 2.4 06/07/21, C#46625HRT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 130 years

(9)	Trade Date: 08/29/2016

(10)	Portfolio Assets on Trade Date: $1,294,327,857

(11)	Price Paid per Unit: $99.890

(12)	Total Price Paid by Portfolio:
1,315,000 bonds @ $99.890 = $1,313,553.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.890 = $24,972,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.101%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
130 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas	J.P. Morgan
	Credit Suisse Securities	Wells Fargo Securities

Co-Managers
	CastleOak Securities	Muriel Siebert & Co.
	Drexel Hamilton	Samuel A. Ramirez & Co.
Mischler Financial Group

(2)	Names of Issuers: The Coca-Cola Company

(3)	Title of Securities: KO 2.25 09/01/26, C#191216BZ2

(4)	Date of First Offering: 08/29/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.884

Comparable Securities

1)  Teva Pharmaceuticals 3.15 10/01/26, C#88167AAE1

2)  CBS Corporation 2.9 01/15/27, C#124857AR4

3)  Raymond James Financial 3.625 09/15/26, C#754730AE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 130 years

(9)	Trade Date: 08/29/2016

(10)	Portfolio Assets on Trade Date: $1,294,327,857

(11)	Price Paid per Unit: $99.884

(12)	Total Price Paid by Portfolio:
1,050,000 bonds @ $99.884 = $1,048,782.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.884 = $19,976,800.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.081%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
130 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Credit Suisse	Morgan Stanley

Co-Managers
	Barclays Capital	Mizuho Securities
	BNY Mellon Capital Markets	RBC Capital Markets
	Citigroup Global Markets	SunTrust Robinson Humphrey
	Deutsche Bank Securities	TD Securities USA
	Fifth Third Securities	U.S. Bancorp Investments
	Goldman Sachs	Wells Fargo Securities
	Lebenthal & Co.	Williams Capital Group

(2)	Names of Issuers: Home Depot Inc.

(3)	Title of Securities: HD 3.5 09/15/56, C#437076BP6

(4)	Date of First Offering: 09/06/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $98.097

Comparable Securities

1)  International Paper 4.4 08/15/47, C#460146CQ4

2)  Consumers Energy 3.25 08/15/46, C#210518CZ7

3)  Kimberly-Clark Corporation 3.2 07/30/46, C#49468BV4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 09/06/2016

(10)	Portfolio Assets on Trade Date: $1,295,204,465

(11)	Price Paid per Unit: $98.097

(12)	Total Price Paid by Portfolio:
365,000 bonds @ $98.097 = $358,054.05

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $98.097 = $6,866,790.00

(14)	% of Portfolio Assets Applied to Purchase
0.028%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Morgan Stanley
	Citigroup Global Markets	MUFG Securities Americas
	J.P. Morgan Securities	RBC Capital Markets
	Mizuho Securities	Wells Fargo Securities

Co-Managers
	BofA Merrill Lynch	Scotiabank
	BNP Paribas	SMBC Nikko
	Credit Suisse	SunTrust Robinson Humphrey
	Lloyds Securities	TD Securities
	PNC Capital Markets	U.S. Bancorp

(2)	Names of Issuers: Valero Energy Corporation

(3)	Title of Securities: VLO 3.4 09/15/26, C#91913YAU4

(4)	Date of First Offering: 09/07/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.655

Comparable Securities

1)  Old Republic Intl. 3.875 08/26/26, C#680223AK0

2)  Progressive Corp. 2.45 01/15/27, C#743315AR4

3)  Baxter Intl. 2.6 08/15/26, C#07813BQ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 09/07/2016

(10)	Portfolio Assets on Trade Date: $1,295,265,048

(11)	Price Paid per Unit: $99.655

(12)	Total Price Paid by Portfolio:
1,305,000 bonds @ $99.655 = $1,300,497.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.655 = $24,913,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.100%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	BofA Merrill Lynch	MUFG
	Comerica Securities	PNC Capital Markets
Mizuho Securities Co.

(2)	Names of Issuers: World Omni Auto Receivables Trust

(3)	Title of Securities: WORT 2016-B A3, C#98161PAD5

(4)	Date of First Offering: 09/07/2016

(5)	Amount of Total Offering: 324,000,000

(6)	Unit Price of Offering: $99.97442

Comparable Securities

1)  AFIN 2016-2 A2A, C#1397MAB2

2)  CRART 2016-2 A2, C#13057YAB6

3)  HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 09/07/2016

(10)	Portfolio Assets on Trade Date: $1,295,265,048

(11)	Price Paid per Unit: $99.97442

(12)	Total Price Paid by Portfolio:
1,370,000 bonds @ $99.97442 = $1,369,649.55

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.97442 = $24,993,605.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.106%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan
	Credit Suisse Securities	BofA Merrill Lynch
	Goldman Sachs	Wells Fargo Securities
HSBC Securities

Co-Managers
	Academy Securities	Mischler Financial Group
	Great Pacific Securities	Unicredit Capital Markets
MFR Securities

(2)	Names of Issuers: Metropolitan Life Global Funding I

(3)	Title of Securities: MET 1.55 09/13/19 144A, C#59217GBV0

(4)	Date of First Offering: 09/08/2016

(5)	Amount of Total Offering: 350,000,000

(6)	Unit Price of Offering: $99.857

Comparable Securities

1)  Westpac Banking 1.6 08/19/19, C#961214CY7

2)  Ford Motor Credit 1.897 08/12/19, C#345397YD9

3)  Teva Pharmaceuticals 1.7 07/19/19, C#88167AAB7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 148 years

(9)	Trade Date: 09/08/2016

(10)	Portfolio Assets on Trade Date: $1,290,224,181

(11)	Price Paid per Unit: $99.857

(12)	Total Price Paid by Portfolio:
1,115,000 bonds @ $99.857 = $1,113,405.55

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.857 = $19,971,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.086%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
148 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan
	Credit Suisse Securities	BofA Merrill Lynch
	Goldman Sachs	Wells Fargo Securities
HSBC Securities

Co-Managers
	Academy Securities	Mischler Financial Group
	Great Pacific Securities	Unicredit Capital Markets
MFR Securities

(2)	Names of Issuers: Metropolitan Life Global Funding I

(3)	Title of Securities: MET 1.95 09/15/21 144A, C#59217GBX6

(4)	Date of First Offering: 09/08/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.834

Comparable Securities

1)  Baxter International 1.7 08/15/21, C#071813BR9

2)  Santander UK Group Hldgs. 2.875 08/05/21, C#80281LAE5

3)  Citigroup 2.35 08/02/21, C#172967KV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 148 years

(9)	Trade Date: 09/08/2016

(10)	Portfolio Assets on Trade Date: $1,290,224,181

(11)	Price Paid per Unit: $99.834

(12)	Total Price Paid by Portfolio:
1,660,000 bonds @ $99.834 = $1,657,244.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.834 = $29,950,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.128%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
148 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Citigroup Global Markets	J.P. Morgan
	Deutsche Bank Securities	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	Barclays Capital	Lloyds Securities
	BB&T Capital Markets	RBC Capital Markets
	BNP Paribas Securities	Academy Securities
Credit Suisse Securities

(2)	Names of Issuers: Cisco Systems Inc.

(3)	Title of Securities: CSCO 1.4 09/20/19, C#17275RBG6

(4)	Date of First Offering: 09/13/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.889

Comparable Securities

1)  Westpac Banking Corp. 1.6 08/19/19, C#961214CY7

2)  Ford Motor Credit Co., 1.897 08/12/19 C#345397YD9

3)  Teva Pharmaceuticals 1.7 07/19/19, C#88167AAB7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.100%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 09/13/2016

(10)	Portfolio Assets on Trade Date: $1,283,859,841

(11)	Price Paid per Unit: $99.889

(12)	Total Price Paid by Portfolio:
2,860,000 bonds @ $99.889 = $2,856,825.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
55,000,000 bonds @ $99.889 = $54,938,950.00

(14)	% of Portfolio Assets Applied to Purchase
0.223%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Citigroup Global Markets	J.P. Morgan
	Deutsche Bank Securities	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	Barclays Capital	Lloyds Securities
	BB&T Capital Markets	RBC Capital Markets
	BNP Paribas Securities	Academy Securities
Credit Suisse Securities

(2)	Names of Issuers: Cisco Systems Inc.

(3)	Title of Securities: CSCO 1.85 09/20/21, C#17275RBJ0

(4)	Date of First Offering: 09/13/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.986

Comparable Securities

1)  Baxter Intl. 1.7 08/15/21, C#071813BR9

2)  Santander UK Group 2.875 08/05/21, C#80281LAE5

3)  Citigroup 2.35 08/02/21, C#172967KV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 09/13/2016

(10)	Portfolio Assets on Trade Date: $1,283,859,841

(11)	Price Paid per Unit: $99.986

(12)	Total Price Paid by Portfolio:
3,120,000 bonds @ $99.986 = $3,119,563.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.986 = $59,991,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.243%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Citigroup Global Markets	J.P. Morgan
	Deutsche Bank Securities	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	Barclays Capital	Lloyds Securities
	BB&T Capital Markets	RBC Capital Markets
	BNP Paribas Securities	Academy Securities
Credit Suisse Securities

(2)	Names of Issuers: Cisco Systems Inc.

(3)	Title of Securities: CSCO 2.2 09/20/23, C#17275RBH4

(4)	Date of First Offering: 09/13/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.794

Comparable Securities
1) Mitsubishi UFJ Fin. 2.527 09/13/23, C#606822AH7
2) Teva Pharmaceuticals 2.8 07/21/23, C#88167AAD3
3) JPMorgan Chase & Co. 2.7 05/18/23, C#46625HRL6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 09/13/2016

(10)	Portfolio Assets on Trade Date: $1,283,859,841

(11)	Price Paid per Unit: $99.794

(12)	Total Price Paid by Portfolio:
2,340,000 bonds @ $99.794 = $2,335,179.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.794 = $44,907,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.182%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	Mizuho Securities
	Goldman Sachs Group	Morgan Stanley

Co-Managers
	Barclays Capital	U.S. Bancorp Investments
	Citigroup Global Markets	Wells Fargo Securities
	HSBC Securities	Credit Suisse Securities
	J.P. Morgan Securities	Loop Capital Markets
	Santander Investments	Williams Capital Group
Scotia Capital USA

(2)	Names of Issuers: Altria Group Inc.

(3)	Title of Securities: MO 2.625 09/16/26, Cusip #02209SAU7

(4)	Date of First Offering: 09/13/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.590

Comparable Securities
1) Teva Pharmaceuticals 3.15 10/01/26, C#88167AAE1
2) CBS Corporation 2.9 01/15/27, C#124857AR4
3) Raymond James Financial 3.625 09/15/26, C#754730AE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 09/13/2016

(10)	Portfolio Assets on Trade Date: $1,283,859,841.03

(11)	Price Paid per Unit: $99.590

(12)	Total Price Paid by Portfolio:
665,000 bonds @ $99.590 = $662,273.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12M bonds @ $99.590 = $11,950,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.052%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	Mizuho Securities
	Goldman Sachs Group	Morgan Stanley

Co-Managers
	Barclays Capital	U.S. Bancorp Investments
	Citigroup Global Markets	Wells Fargo Securities
	HSBC Securities	Credit Suisse Securities
	J.P. Morgan Securities	Loop Capital Markets
	Santander Investments	Williams Capital Group
Scotia Capital USA

(2)	Names of Issuers: Altria Group Inc.

(3)	Title of Securities: MO 3.875 09/16/46, Cusip #02209SAV5

(4)	Date of First Offering: 09/13/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $98.515

Comparable Securities
1) Teva Pharmaceuticals 4.1 10/01/46, C#88167AAF8
2) Consolidated Edison Co. 3.85 46s, C#209111FH1
3) Raymond James Financial 4.95 07/15/46, C#754730AF6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 09/13/2016

(10)	Portfolio Assets on Trade Date: $1,283,859,841.03

(11)	Price Paid per Unit: $98.515

(12)	Total Price Paid by Portfolio:
1,110,000 bonds @ $98.515 = $1,093,516.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20M bonds @ $98.515 = $19,703,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.085%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	Wells Fargo

Co-Managers
Citigroup

(2)	Names of Issuers: TCF Auto Receivables Owner Trust

(3)	Title of Securities: TCFAT 2016-1A A2 144A, C#872295AB6

(4)	Date of First Offering: 09/14/2016

(5)	Amount of Total Offering: 160,000,000

(6)	Unit Price of Offering: $99.99324

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.220%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 09/14/2016

(10)	Portfolio Assets on Trade Date: $1,283,486,549

(11)	Price Paid per Unit: $99.99324

(12)	Total Price Paid by Portfolio:
1,389,000 bonds @ $99.99324 = $1,388,906.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.99324 = $24,998,310.00

(14)	% of Portfolio Assets Applied to Purchase
0.108%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	Wells Fargo

Co-Managers
Citigroup

(2)	Names of Issuers: TCF Auto Receivables Owner Trust

(3)	Title of Securities: TCFAT 2016-1A A3 144A, C#872295AC4

(4)	Date of First Offering: 09/14/2016

(5)	Amount of Total Offering: 140,000,000

(6)	Unit Price of Offering: $99.98357

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 09/14/2016

(10)	Portfolio Assets on Trade Date: $1,283,486,549

(11)	Price Paid per Unit: $99.98357

(12)	Total Price Paid by Portfolio:
556,000 bonds @ $99.98357 = $555,908.65

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.98357 = $19,996,714.00

(14)	% of Portfolio Assets Applied to Purchase
0.043%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	Wells Fargo

Co-Managers
Citigroup

(2)	Names of Issuers: TCF Auto Receivables Owner Trust

(3)	Title of Securities: TCFAT 2016-1A A4 144A, C#872295AD2

(4)	Date of First Offering: 09/14/2016

(5)	Amount of Total Offering: 77,450,000

(6)	Unit Price of Offering: $99.98636

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.270%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 09/14/2016

(10)	Portfolio Assets on Trade Date: $1,283,486,549

(11)	Price Paid per Unit: $99.98636

(12)	Total Price Paid by Portfolio:
414,000 bonds @ $99.98636 = $413,943.53

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,450,000 bonds @ $99.98636 = $7,448,983.82

(14)	% of Portfolio Assets Applied to Purchase
0.032%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
Deutsche Bank Securities

Co-Managers
	Barclays Capital	Mizuho Securities
	BNP Paribas	Morgan Stanley & Co.
	BNY Mellon Capital Market	MUFG Securities Americas
	Credit Suisse Securities	Scotia Capital USA
	HSBC Securities	SMBC Nikko Securities
	ING Financial Markets	U.S. Bancorp Investments
	KeyBanc Capital Markets	Wells Fargo Securities
Loop Capital Markets
Merrill Lynch, Pierce, Fenner
& Smith

(2)	Names of Issuers: Thermo Fisher Scientific

(3)	Title of Securities: TMO 2.95 09/19/26, C#883556BR2

(4)	Date of First Offering: 09/14/2016

(5)	Amount of Total Offering: 1,200,000,000

(6)	Unit Price of Offering: $98.787

Comparable Securities
1)	Old Republic Intl. Corp 3.875 08/26/26, C#680223AK0
2)	Progressive Corp. 2.45 01/15/27, C#743315AR4
3)	Baxter Intl. 2.6 08/15/26, C#071813BQ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 10 years

(9)	Trade Date: 09/14/2016

(10)	Portfolio Assets on Trade Date: $1,283,486,549

(11)	Price Paid per Unit: $98.787

1

(12)	Total Price Paid by Portfolio:
1,035,000 bonds @ $98.787 = $1,022,445.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $98.787 = $19,757,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.080%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank	SMBC Nikko
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	BofA Merrill Lynch	Mizuho Securities
	Fifth Third Bank	RBC Capital Markets
Mitsubishi UFJ Securities

(2)	Names of Issuers: World Financial Network Credit Card Master Note Trust

(3)	Title of Securities: WFNMT 2016-B A, C#981464FP0

(4)	Date of First Offering: 09/14/2016

(5)	Amount of Total Offering: 350,000,000

(6)	Unit Price of Offering: $99.98564

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 09/14/2016

(10)	Portfolio Assets on Trade Date: $1,283,486,549

(11)	Price Paid per Unit: $99.98564

(12)	Total Price Paid by Portfolio:
1,671,000 bonds @ $99.98564 = $1,670,760.04

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.98564 = $34,994,974.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.130%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mizuho Securities
	Goldman Sachs	SMBC Nikko Securities
	HSBC Securities	Wells Fargo Securities
J.P. Morgan Securities
Merrill Lynch, Pierce, Fenner & Smith

Co-Managers
	Citigroup Global Markets	MUFG Securities Americas
	Evercore Group	RBC Capital Markets
	Lazard Freres & Co.	U.S. Bancorp Investments
	Morgan Stanley & Co.	Williams Capital Group

(2)	Names of Issuers: Gilead Sciences

(3)	Title of Securities: GILD 4.15 03/01/47, C#375558BK8

(4)	Date of First Offering: 09/15/2016

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.283

Comparable Securities
1) International Paper Co. 4.4 08/15/47, C#460146CQ4
2) Consumers Energy Co. 3.25 08/15/46, C#210518CZ7
3) Kimberly-Clark Corp. 3.2 07/30/46, C#494368BV4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 09/15/2016

(10)	Portfolio Assets on Trade Date: $1,282,144,449

(11)	Price Paid per Unit: $99.283

(12)	Total Price Paid by Portfolio:
665,000 bonds @ $99.283 = $660,231.95

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.283 = $14,892,450.00

(14)	% of Portfolio Assets Applied to Purchase
0.051%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs	Morgan Stanley
	J.P. Morgan Securities	MUFG Securities
Mizuho Securities

Co-Managers
	BNP Paribas Securities	SMBC Nikko Securities
	Citigroup Global Markets	Wells Fargo Securities
	DNB Markets	BBVA Securities
	HSBC Securities	Credit Agricole Securities
	Merrill Lynch, Pierce, Fenner	ING Financial Markets
	& Smith	TD Securities
	Scotia Capital	U.S. Bancorp

(2)	Names of Issuers: Hess Corporation

(3)	Title of Securities: HES 5.8 04/01/47, C#42809HAH0

(4)	Date of First Offering: 09/19/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.715

Comparable Securities
1) International Paper Co. 4.4 08/15/47, C#460146CQ4
2) Consumer Energy Co. 3.25 08/15/46, C#210518CZ7
3) Kimberly-Clark 3.2 07/30/46, C#494368BV4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 97 years

(9)	Trade Date: 09/19/2016

(10)	Portfolio Assets on Trade Date: $1,281,542,676

(11)	Price Paid per Unit: $99.715

(12)	Total Price Paid by Portfolio:
770,000 bonds @ $99.715 = $767,805.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.715 = $14,957,250.00

(14)	% of Portfolio Assets Applied to Purchase
.060%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
97 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Bank of China	Lloyds Bank
	BofA Merrill Lynch	Mizuho Securities
	Barclays Capital	Morgan Stanley
	Citigroup Global Markets	MUFG Securities
	Commerzbank Securities	RBC Capital Markets
	Credit Suisse	Royal Bank of Scotland
	Deutsche Bank Securities	Santander Bank
	DNB Markets	Sumitomo Bank of New York

Co-Managers
	Goldman Sachs	Mediobanca
	HSBC Securities	Scotiabank
	J.P. Morgan Securities	Wells Fargo Securities

(2)	Names of Issuers: Shire Acquisitions Investments Ireland Designated Activity Co.

(3)	Title of Securities: SHPLN 1.9 09/23/19, C#82481LAA7

(4)	Date of First Offering: 09/19/2016

(5)	Amount of Total Offering: 3,300,000,000

(6)	Unit Price of Offering: $99.919

Comparable Securities
1) Westpac Banking 1.6 08/19/19, C#961214CY7
2) Ford Motor Credit Co. 1.897 08/12/19, C#345397YD9
3) Teva Pharmaceuticals 1.7 07/19/19, C#88167AAB7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 09/19/2016

(10)	Portfolio Assets on Trade Date: $1,281,542,676

(11)	Price Paid per Unit: $99.919

1

(12)	Total Price Paid by Portfolio:
2,585,000 bonds @ $99.919 = $2,582,906.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.919 = $49,959,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.202%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Bank of China	Lloyds Bank
	BofA Merrill Lynch	Mizuho Securities
	Barclays Capital	Morgan Stanley
	Citigroup Global Markets	MUFG Securities
	Commerzbank Securities	RBC Capital Markets
	Credit Suisse	Royal Bank of Scotland
	Deutsche Bank Securities	Santander Bank
	DNB Markets	SMBC Nikko Securities

Co-Managers
	Goldman Sachs	Mediobanca
	HSBC Securities	Scotiabank
	J.P. Morgan Securities	Wells Fargo Securities

(2)	Names of Issuers: Shire Acquisitions Investments Ireland Designated Activity Co.

(3)	Title of Securities: SHPLN 2.4 09/23/21, C#82481LAB5

(4)	Date of First Offering: 09/19/2016

(5)	Amount of Total Offering: 3,300,000,000

(6)	Unit Price of Offering: $99.892

Comparable Securities
1) Baxter International 1.7 08/15/21, C#071813BR9
2) Santander UK Group 2.875 08/05/21, C#802816AE5
3) Citigroup 2.35 08/02/21, C#172967KV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 09/19/2016

(10)	Portfolio Assets on Trade Date: $1,281,542,676

(11)	Price Paid per Unit: $99.892

1

(12)	Total Price Paid by Portfolio:
2,585,000 bonds @ $99.892 = $2,582,208.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.892 = $49,959,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.201%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Bank of China	Lloyds Bank
	BofA Merrill Lynch	Mizuho Securities
	Barclays Capital	Morgan Stanley
	Citigroup Global Markets	MUFG Securities
	Commerzbank Securities	RBC Capital Markets
	Credit Suisse	Royal Bank of Scotland
	Deutsche Bank Securities	Santander Bank
	DNB Markets	SMBC Nikko Securities

Co-Managers
	Goldman Sachs	Mediobanca
	HSBC Securities	Scotiabank
	J.P. Morgan Securities	Wells Fargo Securities

(2)	Names of Issuers: Shire Acquisitions Investments Ireland Designated Activity Co.

(3)	Title of Securities: SHPLN 2.875 09/23/23, C#82481LAC3

(4)	Date of First Offering: 09/19/2016

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $99.987

Comparable Securities
1) Mitsubishi UFJ Group 2.527 09/13/23, C#606822AH7
2) Teva Pharmaceuticals 2.8 07/21/23, C#88167AAD3
3) JPMorgan Chase 2.7 05/18/23, C#46625HRL6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 09/19/2016

(10)	Portfolio Assets on Trade Date: $1,281,542,676

(11)	Price Paid per Unit: $99.987

1

(12)	Total Price Paid by Portfolio:
2,585,000 bonds @ $99.987 = $2,584,663.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.987 = $49,993,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.202%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Bank of China	Lloyds Bank
	BofA Merrill Lynch	Mizuho Securities
	Barclays Capital	Morgan Stanley
	Citigroup Global Markets	MUFG Securities
	Commerzbank Securities	RBC Capital Markets
	Credit Suisse	Royal Bank of Scotland
	Deutsche Bank Securities	Santander Bank
	DNB Markets	SMBC Nikko Securities

Co-Managers
	Goldman Sachs	Mediobanca
	HSBC Securities	Scotiabank
	J.P. Morgan Securities	Wells Fargo Securities

(2)	Names of Issuers: Shire Acquisitions Investments Ireland Designated Activity Co.

(3)	Title of Securities: SHPLN 3.2 09/23/26, C#82481LAD1

(4)	Date of First Offering: 09/19/2016

(5)	Amount of Total Offering: 3,000,000,000

(6)	Unit Price of Offering: $99.881

Comparable Securities
1) Old Republic Intl. Corp. 3.875 08/26/26, C#680223AK0
2) Progressive Corp. 2.45 01/15/27, C#743315AR4
3) Baxter Intl. 2.6 08/15/26, C#071813BQ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 09/19/2016

(10)	Portfolio Assets on Trade Date: $1,281,542,676

(11)	Price Paid per Unit: $99.881

1

(12)	Total Price Paid by Portfolio:
3,880,000 bonds @ $99.881 = $3,875,382.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
75,000,000 bonds @ $99.881 = $74,910,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.302%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs	Scotia Capital
	MUFG Securities Americas	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Fortis, Inc.

(3)	Title of Securities: FTSCN 2.1 10/04/21, 144A, C#349553AJ6

(4)	Date of First Offering: 09/29/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.745

Comparable Securities
1) Mitsubishi UFJ Fin. 2.19 09/13/21, C#606822AG9
2) Santander UK Group 2.87508/05/21, C#80281LAE5
3) Citigroup 2.35 08/02/21, C#172967KV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 09/29/2016

(10)	Portfolio Assets on Trade Date: $1,290,483,887

(11)	Price Paid per Unit: $99.745

(12)	Total Price Paid by Portfolio:
830,000 bonds @ $99.745 = $827,883.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.745 = $14,961,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.064%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
29 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs	Scotia Capital
	MUFG Securities Americas	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Fortis, Inc.

(3)	Title of Securities: FTSCN 3.055 10/04/26 144A, C#349553AL1

(4)	Date of First Offering: 09/29/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) Old Republic Intl. 3.875 08/26/26, C#680223AK0
2) Progressive Corp. 2.45 01/15/27, C#743315AR4
3) Baxter Intl. 2.6 08/15/26, C#071813BQ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 09/29/2016

(10)	Portfolio Assets on Trade Date: $ 1,290,483,887

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,660,000 bonds @ $100.000 = $1,660,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $100.000 = $30,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.129%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
29 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley
Citigroup

Co-Managers
	BNP Paribas Securities	RBS Securities
	BNY Mellon Capital Markets	Samuel A. Ramirez & Co.
	Deutsche Bank Securities	Santander Investment Securities
	LionTree Advisors	SMBC Nikko Securities
	Mizuho Securities	U.S. Bancorp Investments
	MUFG Securities Americas	Wells Fargo Securities
	RBC Capital Markets	Williams Capital Group

(2)	Names of Issuers: Viacom Inc.

(3)	Title of Securities: VIA 2.25 02/04/22, C#92553PBA9

(4)	Date of First Offering: 09/29/2016

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $99.692

Comparable Securities
1) Baxter International 1.7 08/15/21, C#071813BR9
2) Santander UK Group 2.87508/05/21, C#80281LAE5
3) Citigroup 2.35 08/02/21, C#172967KV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 09/29/2016

(10)	Portfolio Assets on Trade Date: $1,290,483,887

(11)	Price Paid per Unit: $99.692

(12)	Total Price Paid by Portfolio:
775,000 bonds @ $99.692 = $772,613.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.692 = $14,953,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.060%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley
Citigroup

Co-Managers
	BNP Paribas Securities	RBS Securities
	BNY Mellon Capital Markets	Samuel A. Ramirez & Co.
	Deutsche Bank Securities	Santander Investment Securities
	LionTree Advisors	SMBC Nikko Securities
	Mizuho Securities	U.S. Bancorp Investments
	MUFG Securities Americas	Wells Fargo Securities
	RBC Capital Markets	Williams Capital Group

(2)	Names of Issuers: Viacom Inc.

(3)	Title of Securities: VIA 3.45 10/04/26, C#92553PBB7

(4)	Date of First Offering: 09/29/2016

(5)	Amount of Total Offering: 900,000,000

(6)	Unit Price of Offering: $99.481

Comparable Securities
1) Old Republic Intl. Corp. 3.875 08/26/26, C#680223AK0
2) Progressive Corp. 2.45 01/15/27, C#743315AR4
3) Baxter Intl. 2.6 08/15/26, C#071813BQ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 09/29/2016

(10)	Portfolio Assets on Trade Date: $1,290,483,887

(11)	Price Paid per Unit: $99.481

(12)	Total Price Paid by Portfolio:
515,000 bonds @ $99.481 = $512,327.15

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.481 = $14,922,150.00

(14)	% of Portfolio Assets Applied to Purchase
0.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2